EXHIBIT 10.50


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                            CREDIT FACILITY AGREEMENT




                                  BY AND AMONG



                         ACCESS ONE COMMUNICATIONS CORP.



                                       AND



                  EACH OF ITS DIRECT AND INDIRECT SUBSIDIARIES




                                       AND



                             MCG FINANCE CORPORATION
                   (AS AGENT FOR ITSELF AND ANY OTHER LENDER)






                   Executed and Effective as of June 30, 1999


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                                TABLE OF CONTENTS

ARTICLE 1:  THE CREDIT FACILITIES.....................................................................................1
         1.1. Term Loan Facility......................................................................................1
                  1.1.1. Establishment of Credit Facility.............................................................1
                  1.1.2. Facility Maturity............................................................................1
                  1.1.3. Use of Proceeds..............................................................................1
                  1.1.4. Term Loan Notes..............................................................................2
                  1.1.5. Interest.....................................................................................2
                           1.1.5.1. Intentionally Blank...............................................................2
                           1.1.5.2. Establishment of Portions.........................................................2
                           1.1.5.3. Interest Rate Determination.......................................................3
                           1.1.5.4. Selection of Rate Index...........................................................3
                           1.1.5.5. Applicable Rate Margins...........................................................3
                           1.1.5.6. Calculation of Interest...........................................................3
                           1.1.5.7. Special LIBO Rate Provisions......................................................3
                  1.1.6. Repayment and Prepayment.....................................................................5
                           1.1.6.1. Interest Payments.................................................................5
                           1.2.6.2. Intentionally Blank...............................................................5
                           1.1.6.3. Intentionally Blank...............................................................5
                           1.1.6.4. Payments at Maturity..............................................................6
                           1.1.6.5. Prepayments.......................................................................6
                           1.1.6.6. Availability for Reborrowing......................................................6
         1.2. Intentionally Blank.....................................................................................7
         1.3. Determination of Commitment Amounts.....................................................................7
                  1.3.1. Initial Commitment; Commitment Increases.....................................................7
                  1.3.2. Determination of Borrowing Base..............................................................7
                  1.3.3. Voluntary Reduction of Commitment............................................................8
         1.4. Advances................................................................................................8
                  1.4.1. Requesting Advances..........................................................................8
                  1.4.2. Funding Advances.............................................................................8
                  1.4.3. Indemnification for Revocation or Failure to Satisfy Conditions..............................9
                  1.4.4. Obligation to Advance........................................................................9
         1.5. Payments in General.....................................................................................9
                  1.5.1. Manner and Place of Payments.................................................................9
                  1.5.2. Special Payment Timing Issues................................................................9
                  1.5.3. Application of Payments......................................................................9
                  1.5.4. LIBO Rate Payments Not at End of Interest Period............................................10
                  1.5.5. Capital Adequacy, Taxes and Other Adjustments...............................................10
                  1.5.6. Payment of Expenses, Indemnities and Protective Advances....................................10
                  1.5.7. Payments upon Termination...................................................................11
                  1.5.8. Late Payments...............................................................................11
                  1.5.9. Default Interest............................................................................11
                  1.5.10. Usury Savings Provision....................................................................11
         1.6. Release of Security....................................................................................12
         1.7. Fees and Other Compensation............................................................................12
                  1.7.1. Origination Fee.............................................................................12
                  1.7.2. Increased Term Loan Facility Origination Fee................................................12
                  1.7.3. Periodic Unused Fee.........................................................................12
                  1.7.4. Issuance of Option and Warrants.............................................................12
                  1.7.5. Other Fees..................................................................................13
ARTICLE 2:  CONDITIONS PRECEDENT.....................................................................................13
         2.1. Closing Conditions.....................................................................................13
                  2.1.1. Compliance..................................................................................13
                           2.1.1.1. Fees and Expenses................................................................13
                           2.1.1.2. Representations..................................................................13

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
                           2.1.1.3. No Default.......................................................................13
                           2.1.1.4. No Material Change...............................................................13
                  2.1.2. Documents...................................................................................13
         2.2. Term Loan Advances.....................................................................................16
                  2.2.1. Advance Request.............................................................................16
                  2.2.2. Other Documents.............................................................................17
                  2.2.3. Compliance..................................................................................17
                           2.2.3.1. Fees and Expenses................................................................17
                           2.2.3.2. Representations..................................................................17
                           2.2.3.3. No Default.......................................................................17
                           2.2.3.4. No Material Change...............................................................17
         2.3. Additional Conditions Precedent in Connection with Increased Term Loan Commitment......................17
                  2.3.1. Commitment to Lend..........................................................................17
                  2.3.2. Lien Searches...............................................................................17
                  2.3.3. Amended Documents...........................................................................18
ARTICLE 3:  REPRESENTATIONS AND WARRANTIES...........................................................................18
         3.1. Organization and Good Standing.........................................................................18
         3.2. Power and Authority....................................................................................18
         3.3. Validity and Legal Effect..............................................................................18
         3.4. No Violation of Laws or Agreements.....................................................................18
         3.5. Title to Assets; Existing Encumbrances; Identification of Intellectual and Real Property...............19
         3.6. Capital Structure and Equity Ownership.................................................................19
         3.7. Subsidiaries, Affiliates and Investments...............................................................19
         3.8. Material Contracts.....................................................................................20
         3.9. Licenses and Authorizations............................................................................20
         3.10. Taxes and Assessments.................................................................................20
         3.11. Litigation and Legal Proceedings......................................................................21
         3.12. Accuracy of Financial Information.....................................................................21
         3.13. Accuracy of Other Information.........................................................................21
         3.14. Compliance with Laws Generally........................................................................21
         3.15. ERISA Compliance......................................................................................21
         3.16. Environmental Compliance..............................................................................21
         3.17. Margin Rule Compliance................................................................................21
         3.18. Fees and Commissions..................................................................................22
         3.19. Solvency..............................................................................................22
         3.20. Additional FCC and Other Regulatory Representations...................................................22
                  3.20.1. General Compliance.........................................................................22
                  3.20.2. No Unresolved Application, Complaint or Proceeding.........................................22
                  3.20.3. Status and Renewal of Licenses.............................................................22
ARTICLE 4:  AFFIRMATIVE COVENANTS....................................................................................23
         4.1. Financial Covenants and Ratios.........................................................................23
                  4.1.1. Minimum Access Lines........................................................................23
                  4.1.3. Milestone Regarding Back Office.............................................................24
                  4.1.3. Minimum Gross Profit Margin.................................................................24
                  4.1.4. Minimum OCF.................................................................................24
                  4.1.5. Minimum Revenue.............................................................................25
                  4.1.6. Leverage Ratio..............................................................................25
                  4.1.7. Attrition Rate..............................................................................25
         4.2. Periodic Financial Statements and Compliance Certificates..............................................25
                  4.2.1. Monthly Reporting...........................................................................25
                  4.2.1. Quarterly Financial Statements..............................................................26
                  4.2.2. Annual Financial Statements.................................................................26
         4.3. Other Financial and Specialized Reports................................................................27
                  4.3.1. Financial Forecasts.........................................................................27
                  4.3.2. Additional Material Contracts, Licenses and Authorizations..................................27
                  4.3.3. Tax Returns.................................................................................27
                  4.3.4. SEC Filings and Press Releases..............................................................27

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
         4.4. Fiscal Year............................................................................................27
         4.5. Books and Records; Maintenance of Properties...........................................................27
         4.6. Existence and Good Standing............................................................................27
         4.7. Deposit Accounts.......................................................................................27
         4.8. Insurance; Disaster Contingency........................................................................28
                  4.8.1. General Insurance Provisions................................................................28
                  4.8.2. Disaster Recovery and Contingency Program...................................................28
         4.9. Loan Purpose...........................................................................................28
         4.10. Taxes.................................................................................................29
         4.11. Management Changes....................................................................................29
         4.12. Litigation and Administrative Proceedings.............................................................29
         4.13. Monitoring Compliance; Occurrence of Certain Events...................................................29
         4.14. Compliance with Laws..................................................................................29
         4.15. Further Actions.......................................................................................29
                  4.15.1. Additional Collateral......................................................................29
                  4.15.2. Further Assurances.........................................................................30
                  4.15.3. Estoppel Certificates......................................................................30
                  4.15.4. Waivers and Consents.......................................................................30
                  4.15.5. Access and Audits..........................................................................30
                  4.15.6. Attendance at Board of Directors Meetings..................................................31
         4.16. Costs and Expenses....................................................................................31
         4.17. Other Information.....................................................................................31
         4.18. Additional FCC and Other Regulatory Affirmative Covenants.............................................31
                  4.18.1. Service Interruption.......................................................................31
                  4.18.2. Correspondence, Orders and Filings.........................................................32
         4.19. Location of Operating Assets..........................................................................32
         4.20. Post-Closing Items....................................................................................32
ARTICLE 5:  NEGATIVE COVENANTS.......................................................................................33
         5.1. Capital Expenditures...................................................................................33
         5.2. Additional Indebtedness................................................................................33
         5.3. Guaranties.............................................................................................34
         5.4. Loans..................................................................................................35
         5.5. Liens and Encumbrances; Negative Pledge................................................................35
         5.6. Transfer of Assets.....................................................................................36
         5.7. Acquisitions and Investments...........................................................................36
         5.8. New Ventures; Mergers..................................................................................37
         5.9. Transactions with Affiliates...........................................................................38
         5.10. Distributions or Dividends............................................................................38
         5.11. Payment of Subordinated Indebtedness..................................................................38
         5.12. Payment of Management Fees and Other Compensation.....................................................38
         5.13. Issuance of Additional Equity.........................................................................38
         5.14. Removal of Assets.....................................................................................39
         5.15. Modifications to Organic Documents....................................................................39
         5.16. Terms of and Modifications to Material Relationships..................................................39
         5.17. Margin Stock Restrictions; Other Federal Statutes.....................................................39
ARTICLE 6:  ADDITIONAL COLLATERAL AND RIGHT OF SET OFF...............................................................40
         6.1. Additional Collateral..................................................................................40
         6.2. Right of Set-Off.......................................................................................40
         6.3. Additional Rights......................................................................................40
ARTICLE 7:  DEFAULT AND REMEDIES.....................................................................................40
         7.1. Events of Default......................................................................................40
                  7.1.1. Payment Obligations.........................................................................40
                  7.1.2. Representations and Warranties..............................................................41
                  7.1.3. Financial Covenants.........................................................................41
                  7.1.4. Other Covenants in Loan Documents...........................................................41
                  7.1.5. Default Under Other Agreements with Administrative Agent or Lenders.........................41
                  7.1.6. Default Under Material Agreements with Other Parties........................................41

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
                  7.1.7. Security Interest...........................................................................41
                  7.1.8. Change of Control...........................................................................42
                  7.1.9. Government Action...........................................................................42
                  7.1.10. Insolvency.................................................................................42
                  7.1.11. Additional Liabilities.....................................................................42
                  7.1.12. Business Interruption......................................................................42
                  7.1.13. FCC and Other Regulatory-Action Defaults...................................................43
                  7.1.14. Material Adverse Change....................................................................43
         7.2. Remedies...............................................................................................43
                  7.2.1. Acceleration, Termination and Pursuit of Collateral.........................................43
                  7.2.2. Other Remedies..............................................................................44
                  7.2.3. Special Regulatory-Related Remedies.........................................................44
ARTICLE 8:  RELATIONSHIP AMONG LENDERS...............................................................................45
         8.1. Appointment, Authorization and Grant of Authority......................................................45
         8.2. Acceptance of Appointment..............................................................................46
         8.3. Administrative Agent's Relationship with Borrowers.....................................................46
         8.4. Non-Reliance on Administrative Agent and Other Lenders.................................................46
         8.5. Reliance by Administrative Agent.......................................................................47
         8.6. Delegation of Duties; Additional Reliance by Administrative Agent......................................47
         8.7. Acting on Instructions of Lenders......................................................................47
         8.8. Actions Upon Occurrence of Default or Event of Default.................................................48
         8.9. Administrative Agent's Rights as Lender in Individual Capacity.........................................48
         8.10. Advances By Administrative Agent......................................................................48
         8.11. Payments to Lenders...................................................................................49
         8.12. Pro-Rata Sharing of Setoff Proceeds...................................................................49
         8.13. Limitation on Liability of Administrative Agent.......................................................49
         8.14. Indemnification.......................................................................................50
         8.15. Resignation; Successor Administrative Agent...........................................................50
ARTICLE 9:  DEFINITIONS AND RULES OF CONSTRUCTION....................................................................51
         9.1. Definitions............................................................................................51
         9.2. Rules of Interpretation and Construction...............................................................62
                  9.2.1. Plural; Gender..............................................................................62
                  9.2.2. Section and Schedule References.............................................................62
                  9.2.3. Titles and Headings.........................................................................62
                  9.2.4. Including and Among Other References........................................................62
                  9.2.5. Time of Day References......................................................................62
                  9.2.6. Knowledge of a Person.......................................................................63
                  9.2.7. Successors and Assigns......................................................................63
                  9.2.8. Modifications to Documents..................................................................63
                  9.2.9. References to Laws and Regulations..........................................................63
                  9.2.10. Financial and Accounting Terms.............................................................63
                  9.2.11. Conflicts Among Loan Documents.............................................................63
                  9.2.12. Independence of Covenants and Defaults.....................................................63
                  9.2.13. Administrative Agent.......................................................................64
ARTICLE 10:  MISCELLANEOUS...........................................................................................64
         10.1. Indemnification, Reliance and Assumption of Risk......................................................64
         10.2. Assignments and Participations........................................................................65
         10.3. No Waiver; Delay......................................................................................65
         10.4. Modifications and Amendments..........................................................................66
         10.5. Disclosure of Information to Third Parties............................................................66
         10.6. Binding Effect and Governing Law......................................................................67
         10.7. Notices...............................................................................................67
         10.8. Relationship with Prior Agreements....................................................................69
         10.9. Severability..........................................................................................69
         10.10. Termination and Survival.............................................................................69
         10.11. Reinstatement........................................................................................69
         10.12. Counterparts.........................................................................................70

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
         10.13. Waiver of Suretyship Defenses........................................................................70
         10.14. Waiver of Liability..................................................................................70
         10.15. Forum Selection; Consent to Jurisdiction.............................................................70
         10.16. Waiver of Jury Trial.................................................................................71

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                                   SCHEDULES:

Schedule        A        List of Borrowers
Schedule        1.1.3    Indebtedness Being Satisfied
Schedule        1.4.2    Funding Instructions
Schedule        3.1      Good Standing / Foreign Qualification Jurisdictions
Schedule        3.2      Missing Consents
Schedule        3.5A     Intellectual Property
Schedule        3.5B     Real Property Interests
Schedule        3.5C     Operating Names / Trade Names
Schedule        3.6      Capital Structure / Equity Ownership
Schedule        3.7      Subsidiaries, Affiliates & Investments
Schedule        3.8      Material Contracts
Schedule        3.9      Licenses and Authorizations
Schedule        3.10     Taxes and Assessments
Schedule        3.11     Material Litigation
Schedule        3.18     Fees and Commissions
Schedule        3.20     Pending Regulatory Matters
Schedule        4.7      Existing Deposit Accounts
Schedule        5.2      Permitted Additional Indebtedness
Schedule        5.3      Permitted Additional Guaranties
Schedule        5.4      Permitted Additional Loans
Schedule        5.5      Permitted Additional Liens
Schedule        5.7      Permitted Additional Investments


                                    EXHIBITS:

Exhibit         1.4.1        Form of Advance Request
Exhibit         4.2          Form of Borrowing Base and Periodic Compliance
                             Certificate
Exhibit         10.2         Form of Assignment and Assumption Agreement

                            CREDIT FACILITY AGREEMENT


         THIS CREDIT FACILITY AGREEMENT (as defined in Article 9, along with all other defined terms, this "Agreement") is made and effective as of June 30, 1999, by and among ACCESS ONE COMMUNICATIONS CORP. ("Access One") and EACH DIRECT AND INDIRECT SUBSIDIARY OF ACCESS ONE (WHICH EITHER ARE LISTED ON SCHEDULE A WITH THE CONSENT OF LENDERS OR ARE HEREAFTER ADDED AS BORROWING SUBSIDIARIES PURSUANT TO THE TERMS HEREOF) (as more fully defined in Article 9, Access One and each such Subsidiary are referred to individually as a "Borrower" and collectively as the "Borrowers"), and EACH FINANCIAL INSTITUTION THAT FROM TIME TO TIME IS A "LENDER" HEREUNDER (as more fully defined in Article 9, each, a "Lender"; collectively, the "Lenders"), and MCG FINANCE CORPORATION (as more fully defined in Article 9, "MCG" or "Administrative Agent").


                                 R E C I T A L S

         WHEREAS, Borrowers desire and have applied to Lenders and Administrative Agent for a credit facility consisting of a term loan pursuant to which $7.5 million can be borrowed from time to time on a senior secured basis (but which amount may be increased by up to $7.5 million at the sole and absolute discretion of Lenders); and

         WHEREAS,   Lenders  and  Administrative   Agent  are  each  willing  to
accommodate the request for credit upon and subject to the terms, conditions and provisions of the Loan Documents;

         NOW, THEREFORE, for good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, Borrowers (jointly and severally) and each Lender and Administrative Agent hereby agree as follows:

                        ARTICLE 1: THE CREDIT FACILITIES

1.1.     Term Loan Facility.

         1.1.1. Establishment of Credit Facility. Subject to the terms and conditions of and in reliance upon the representations and warranties in the Loan Documents, each Lender (severally and on a Pro Rata basis with the other Lenders) will lend funds to Borrowers on a senior secured basis through Advances from time to time prior to November 30, 1999 (the "Final Term Draw Date") in an aggregate principal amount advanced not to exceed the Available Credit Portion (as determined in accordance with Section 1.3.

         1.1.2. Facility Maturity. The Term Loan Facility will mature on June 30, 2002 (as may be extended from time to time in Lenders' sole and absolute discretion, "Term Loan Maturity Date").

         1.1.3. Use of Proceeds. The funds advanced under this Term Loan Facility may be used exclusively as follows:



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

                  a. To satisfy and refinance the indebtedness owed by Borrowers to the various Persons set forth on Schedule 1.1.3 (which Schedule shall identify each payee (including Receivables Funding Corporation and John Murray,
III), the corresponding amounts being satisfied, and the purpose for which such indebtedness being satisfied was initially incurred), and

                  b. To fund the purchase of telecommunications services for resale and services such as salaries, promotional expenses, advertising expenses and professional fees, and

                  c. To fund the purchase of property,  plant and equipment, and

                  d. The balance of the Term Loan Commitment (if any) to pay (i) for fees and expenses associated with consummating and documenting the transactions contemplated by this Agreement, and (ii) for such other purposes as specifically authorized hereunder or in writing by Required Lenders (in their sole and absolute discretion).

         1.1.4. Term Loan Notes. The indebtedness under the Term Loan Facility and the corresponding (joint and several) obligation of Borrowers to repay each Lender with interest in accordance with the terms hereof will be evidenced by one or more Term Loan Notes (as amended, restated, replaced, supplemented, extended or renewed from time to time, each, a "Term Loan Note"; collectively, the "Term Loan Notes") payable to the order of each Lender. The Term Loan Note will be due and payable in full on the Term Loan Maturity Date. The aggregate stated principal amount of the Term Loan Notes will be the Term Loan Commitment established as of the Closing Date pursuant to Section 1.3; provided, however, that the maximum liability under such Term Loan Notes will be limited at all times to the actual amount of indebtedness (including principal, interest, fees, expenses and indemnities) then outstanding under the Term Loan Facility. Each Lender is authorized to note or endorse the date and amount of each Advance and each payment under the Term Loan Facility on a schedule annexed to and constituting a part of the Term Loan Notes. Such notations or endorsements, if made, will constitute prima facie evidence of the information noted or endorsed on such schedule, but the absence of any such notation or endorsement will not limit or otherwise affect the obligations or liabilities of Borrowers thereunder and hereunder.

         1.1.5. Interest. Interest under the Term Loan Facility (and with respect to any other amounts advanced to or on behalf of Borrowers or otherwise outstanding under the Loan Documents) will be determined and imposed in accordance with the following provisions (and, as applicable, Sections 1.5 and 1.7):

                  1.1.5.1. Intentionally Blank.

                  1.1.5.2. Establishment of Portions. For purposes of determining interest, Borrowers may designate and subdivide the outstanding balance under the Term Loan Facility (including any other amounts advanced to or on behalf of Borrowers under the Loan Documents) into a maximum of three (3) Portions. No Portion accruing interest at an Adjusted LIBO Rate may be less than $250,000, and all Portions under the Term Loan Facility collectively must total the outstanding balance under the Term Loan Facility.

                  1.1.5.3. Interest Rate Determination. The outstanding principal balance under each Portion will bear interest (computed daily until paid in immediately available funds, whether prior to or after the Term Loan Maturity Date) at the applicable Rate Index (as determined in accordance with Section 1.1.5.4) plus the applicable Rate Margin (as determined in accordance with Section 1.1.5.5). If the Prime Rate is the applicable Rate Index for a Portion, then the interest rate on such Portion will change when and as the Prime Rate or Rate Margin changes; and if an Adjusted LIBO Rate is the applicable Rate Index for a Portion, then the interest rate on such Portion will be established on the first day of each Interest Period for such Portion and will not change during such Interest Period (except as otherwise permitted under Section 1.1.5). Notwithstanding the foregoing, the applicable interest rate for the outstanding balance under the Term Loan Facility from the Closing Date until the first date on which the Rate Index or Rate Margin may be changed will be 16.328% per annum (i.e., the Adjusted LIBO Rate applicable for a 3-month period as of the Closing Date plus a Rate Margin of 11% per annum).

                  1.1.5.4. Selection of Rate Index. The applicable Rate Index for each Portion will be either the Prime Rate or an Adjusted LIBO Rate. The applicable Rate Index for each Portion may be changed by Borrowers as of the first calendar day after the end of the applicable Interest Period for such Portion. At least 3 Business Days (but not more than 10 Business Days) before any day on which the Rate Index may be changed, Borrowers must notify Administrative Agent in writing of (a) the dollar amount of each Portion (if more than one exists) and (b) the selected Rate Index for each Portion during the subsequent rate period (including, if applicable, the selected length of the Interest Period for balances accruing interest at an Adjusted LIBO Rate). If Administrative Agent does not timely receive such written notification as to any Portion, then the then-current Rate Index will be the applicable Rate Index for the outstanding balance of such unspecified Portion during the subsequent Interest Period. With respect to the proceeds of each Advance under the Term Loan Facility, unless Borrowers request a particular Rate Index at the time of such Advance, then Administrative Agent may select the applicable Rate Index from the corresponding Settlement Date for such Advance until the next date on which the Rate Index may be changed hereunder.

                  1.1.5.5. Applicable Rate Margins. The Rate Margin applicable to the Term Loan Facility will be 11% per annum for Portions accruing interest at an Adjusted LIBO Rate and 9.0% per annum for Portions accruing interest at the Prime Rate. The portion of the Rate Margin constituting the Deferred Interest shall accrue at a rate of 3.0% per annum (including interest thereon, the "Deferred Interest").

                  1.1.5.6. Calculation of Interest. Interest (including Deferred Interest) under the Term Loan Facility will be calculated, accrued, imposed and payable on the basis of a 360-day year for the actual number of days elapsed. Interest (including Deferred Interest) will begin to accrue on any amounts advanced to or on behalf of Borrowers under the Loan Documents on and as of the date such funds are advanced. Unless prohibited by applicable law, interest (including Deferred Interest) will be compounded on a monthly basis and added to the outstanding principal balance.

                  1.1.5.7.   Special  LIBO  Rate   Provisions.   The   following
provisions apply with respect to Adjusted LIBO Rates (notwithstanding any other provision hereof).

                           a. Change in Adjusted  LIBO Rate.  Any Adjusted  LIBO
Rate may be prospectively adjusted by a particular Lender from time to time to account for any additional or increased cost of maintaining any necessary reserves for Eurodollar deposits (including any increase in the Reserve Percentage) or any increased costs due to changes in the applicable law occurring subsequent to the commencement of the then-applicable Interest Period. Such Lender will give

Administrative Agent notice of any such determination and adjustment within a reasonable period of time thereafter. Upon receipt of such notice, Administrative Agent will provide a copy thereof to Borrowers, and (upon written request) such Lender will furnish a statement to Administrative Agent and Borrowers setting forth the basis and the method for determining the amount of such adjustment. A determination by any Lender hereunder will be conclusive absent manifest error. If any Lender provides any such notice of adjustment, then Borrowers may elect to change the then-applicable Rate Index (using the same Rate Margin category) to the Prime Rate for any Portion then subject to an Adjusted LIBO Rate. Such election to change the Rate Index must be made by providing Administrative Agent written notice thereof at any time within 10 Business Days after receipt of such notice of adjustment (notwithstanding any restriction hereunder limiting Rate Index changes to certain dates, but subject to the requirement to pay all associated costs therewith). Upon Administrative Agent's receipt of any such written election, the identified Portion will thereupon begin to accrue interest at the Prime Rate plus the Rate Margin (as applicable for the same Leverage Ratio as previously was applicable for the Adjusted LIBO Rate) for the remainder of the then-current Interest Period for such Portion.

                           b.  Unavailability  of Eurodollar  Funds. An Adjusted
LIBO Rate will not be available for the Term Loan Facility if a particular Lender at any time determines or reasonably believes that (1) Eurodollar deposits equal to the amount of principal under the Term Loan Facility for the applicable Interest Period are unavailable, or (2) an Adjusted LIBO Rate will not adequately and fairly reflect the cost of maintaining balances under the Term Loan Facility, or (3) by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not then exist for ascertaining an Adjusted LIBO Rate. Such Lender will give Administrative Agent notice of any such determination and adjustment within a reasonable period of time thereafter. Upon receipt of such notice, Administrative Agent will provide a copy thereof to Borrowers, and (upon written request) such Lender will furnish to Administrative Agent and Borrowers a statement setting forth the basis for such determination or reasonable belief. A determination or belief by any Lender hereunder will be conclusive absent manifest error.

                           c. Illegality. An Adjusted LIBO Rate also will not be
available under the Term Loan Facility if a particular Lender at any time determines or reasonably believes that it is unlawful or impossible to fund or maintain sufficient Eurodollar liabilities for the Term Loan Facility under an Adjusted LIBO Rate. Such Lender will give Administrative Agent notice of any such determination and adjustment within a reasonable period of time thereafter. Upon receipt of such notice, Administrative Agent will provide a copy thereof to Borrowers, and (upon written request) such Lender will furnish to Administrative Agent and Borrowers a statement setting forth the basis for such determination or reasonable belief. A determination or belief by any Lender hereunder will be conclusive absent manifest error.

                           d.  Continuance of a Default.  An Adjusted LIBO Rate,
unless Required Lenders otherwise consent, also will not be available under the Term Loan Facility during the existence of any Default or Event of Default under the Loan Documents.

                           e.  Alternative  Rate.  During the  occurrence of any
event described in either Clauses "b," "c" or "d" of this Subsection, each Lender's obligation hereunder to fund or maintain balances under an Adjusted LIBO Rate will be suspended, and during such period, the outstanding balance under the Term Loan Facility will bear interest at the Prime Rate plus the appropriate Rate Margin (determined in accordance with Section 1.1.5.5).

                  1.1.6. Repayment and Prepayment. Each Borrower (jointly and severally) hereby promises to pay Administrative Agent the aggregate indebtedness under the Term Loan Facility (and other Loan Documents) in accordance with the following provisions (and, as applicable, Sections 1.3, 1.5 and 1.7):

                  1.1.6.1. Interest Payments.

                  a. Payment of Current Interest. Interest (other than Deferred Interest) accrued under the Term Loan Facility is due and payable monthly in arrears on the last calendar day of each month and also, at the option of Administrative Agent, on the last calendar day of each Interest Period for any Portion accruing interest at an Adjusted LIBO Rate. Such payments shall commence on the first such date after the Closing Date. For the avoidance of doubt, this means that accrued interest (other than Deferred Interest) shall be due and payable from time to time on a current basis only to the extent of the following rates: (i) an Adjusted LIBO Rate plus 8.0% per annum for Portions accruing interest at an Adjusted LIBO Rate and (ii) the Prime Rate plus 6.0% per annum for Portions accruing interest at the Prime Rate. Upon prior written notice of at least 30 calendar days from Administrative Agent to Borrowers, Administrative Agent may change the date during a month on which such payments are due and payable.

                  b. Payment of Deferred Interest. The Deferred Interest shall be due and payable to Administrative Agent in full in one lump sum (at the election of the Lenders entitled thereto) upon the occurrence of any of the following events: (a) the Term Loan Maturity Date, or (b) the date that all the Obligations hereunder are paid in full and the Loan Documents are terminated, or
(c) the occurrence of any Event of Default. Upon any such occurrence, Administrative Agent, on behalf of Lenders entitled thereto, either (i) may accept actual payment of such Deferred Interest (which acceptance will occur only upon acknowledgment by Administrative Agent that such payment received is accepted as payment of the Deferred Interest), or (ii) may retain the right to exercise under the Option (and thereby retain the right to obtain either the Warrants or the Deferred Interest) under the terms set forth in the Option and Warrant Agreement (the "Warrant Agreement"). Notwithstanding the foregoing, upon the payment in full of the Obligations hereunder and the termination of the Loan Documents, an election must be made by Lenders entitled thereto either (y) to receive payment of the Deferred Interest or (z) to exercise the Option and obtain the Warrants. If such Lenders have exercised the Option in accordance with the terms of the Warrant Agreement, then such Lenders shall not be entitled to receive payment of such accrued Deferred Interest but may (at their election) treat such accrued Deferred Interest as the exercise price paid for the Warrant Shares if and when such Warrants are exercised.

                  1.1.6.2. Intentionally Blank.

                  1.1.6.3. Intentionally Blank.

                  1.1.6.4. Payments at Maturity. The outstanding indebtedness under the Term Loan Facility (including all principal, interest, fees, expenses and indemnities) is due and payable in its entirety on the Term Loan Maturity Date.

                  1.1.6.5. Prepayments.

                           a.  Voluntary  Prepayments.  At any time,  upon prior
written notice to Administrative Agent of at least five (5) Business Days, the outstanding principal balance under the Term Loan Facility may be prepaid in whole or in part without premium or penalty, except as provided in Section 1.5. Any voluntary partial prepayment must be in an amount of not less than $100,000 or in multiples of $100,000 in excess thereof.

                           b. Mandatory Prepayments -- Excessive Balance. If the
outstanding indebtedness under the Term Loan Facility at any time exceeds the Available Credit Portion as determined in accordance with Section 1.3, then such excess amount outstanding must be re-paid to Administrative Agent in its entirety immediately upon the earlier of (1) awareness by Borrowers of the advance or incurrence thereof or (2) demand by Administrative Agent for payment thereof.

                           c.  Mandatory  Prepayments  -- Equity  Issuances  and
Asset Sales. If any Borrower issues any equity securities (other than (a) equity securities to another Borrower and (b) equity securities in connection with employee stock option or incentive compensation plans that are issued in accordance with Section 5.13) or if Borrowers collectively sell, lease, license, transfer or otherwise dispose of any assets (other than (i) capital stock of SIRCO that is owned by any Borrower as of the Closing Date or (ii) inventory or other assets either sold in the ordinary course of business with the proceeds thereof promptly reinvested in similar assets at similar locations or sold to another Borrower) exceeding an aggregate fair market value of $50,000 in any 12 consecutive calendar months, then a prepayment must be immediately made on the outstanding indebtedness under the Term Loan Facility, unless Required Lenders otherwise consent. The amount of any such mandatory prepayment will be the higher of the cash proceeds or the cash equivalent of the fair market value of any such equity issuance or asset dispositions net of (1) reasonable commissions and expenses actually paid to unrelated third parties in connection with such transactions and (2) taxes actually due as a direct result of such transactions (as such taxes are estimated and certified to Administrative Agent by an acceptable certified public accountant or Borrowers' chief financial officer). Notwithstanding the foregoing, Access One may issue additional equity securities totaling in the aggregate after the Closing Date up to 10% of its issued and outstanding equity securities as of the date hereof without being subject to the prepayment requirements under this Section 1.1.6.5.c, provided that such equity securities are otherwise issued in accordance with the provisions of this Agreement (including Section 5.13).

                           d. In General.  Any  prepayments  under the Term Loan
Facility must include all accrued but unpaid interest under the Term Loan Facility allocable to the amount prepaid through the date of such prepayment.

                  1.1.6.6. Availability for Reborrowing. Principal amounts repaid or prepaid under the Term Loan Facility prior to the Term Loan Maturity Date will not be available for reborrowing hereunder. Notwithstanding the foregoing, if at any time (a) Borrowers are required to make a prepayment under
Section 1.1.6.5.b because of a decrease in Qualifying Collections and (b) after the date of such prepayment, the Available Credit Portion (as determined in accordance with a new borrowing base certificate) exceeds the principal indebtedness outstanding under the Term Loan Facility, then such principal amounts will be available for reborrowing hereunder prior to the Term Loan Maturity Date.

         1.2. Intentionally Blank.

         1.3. Determination of Commitment Amounts.

                  1.3.1. Initial Commitment; Commitment Increases. Upon the execution of this Agreement and satisfaction of the conditions precedent set forth in Section 2.1, the Term Loan Commitment established hereunder will be $7.5 million ("Term Loan Commitment"). Notwithstanding the foregoing, upon Borrowers' request and satisfaction of the conditions precedent set forth in
Section 2.2 and Section 2.3, Lenders (in their sole and absolute discretion) may establish one or more additional Facilities (which will become part of the Term Loan Facility) pursuant to which the Term Loan Commitment may be increased from time to time by up to $7.5 million for a total Term Loan Commitment of up to $15.0 million.

                  1.3.2. Determination of Borrowing Base. The maximum amount of credit available at any time under the Term Loan Facility (which amount shall be referred to as the "Available Credit Portion") shall not exceed the lesser of "a" or "b" below:

                           a. Adjusted Qualifying Collections shall be the lesser of

                                1.   Qualifying   Collections  (as  more
                                     fully  defined in Article 9 hereof)
                                     multiplied by 4 or

                                2.   Qualifying Collections

                                     i.  Multiplied by the sum of the following:

                                         a) 3.25;

                                         b) Plus 0.25 if the average
                                            Attrition Rate for the
                                            immediately preceding three (3)
                                            calendar months is less than 4.0%;

                                         c) Plus 0.25 if the average Attrition
                                            Rate for the immediately preceding
                                            three (3) calendar months is less
                                            than 2.75%;

                                         d) Plus 0.25 if the average Bad Debt
                                            Rate for the immediately preceding
                                            three (3) calendar months is less
                                            than 2.75%;

                                         e) Plus 0.25 if the average Bad Debt
                                            Rate for the immediately preceding
                                            three (3) calendar months is less
                                            than 2.25%.

                                    ii. Plus the following amount: (a) $500,000 from the Closing Date through September 30, 1999, and (b) $350,000 from October 1, 1999 through  March  31,  2000,  and (c) $0 after
                                    March 31, 2000.

                           b. The Term Loan Commitment,

                              1. Minus the then-aggregate amount of all prepayments relating to equity issuances and asset sales required to have been paid since the Closing Date under Section 1.1.6.5.c, and

                              2.    Minus the aggregate  amount of all voluntary
                                    commitment    reductions   requested   under
                                    Section 1.3.3.

On the effective date of any reduction in the Available Credit Portion, a prepayment must be made to the extent required under Section 1.1.6.5.b.

         1.3.3. Voluntary Reduction of Commitment. Upon giving Administrative Agent prior written notice of at least five (5) Business Days, Borrowers at any time and from time to time may reduce the Term Loan Commitment in multiples of $100,000. On the effective date of any such reduction, a prepayment must be made to the extent required under Section 1.1.6.5.b. Any such reduction in the Term Loan Commitment will be permanent, and such Commitment cannot thereafter be increased without the written consent of Lenders.

         1.4. Advances.

                  1.4.1. Requesting Advances. To request an Advance (other than the initial Advances on the Closing Date) under the Term Loan Facility, Borrowers must give Administrative Agent written notice (or verbal notice by telephone with immediate written confirmation to follow) at least three (3) Business Days (but not more than ten (10) Business Days) prior to the requested Settlement Date for such Advance (such notice, an "Advance Request"). Such Advance Request, together with certain certifications, must be substantially in the form of Exhibit 1.4.1 or such other form as Administrative Agent may reasonably request. Each Advance under the Term Loan Facility pursuant to an Advance Request (unless Administrative Agent otherwise consents) must be in an amount of at least $200,000 and may not be greater than the un-borrowed balance of the Available Credit Portion. Unless Administrative Agent otherwise consents, Borrowers may only request up to 2 Advances per calendar month after the Closing Date.

                  1.4.2.  Funding  Advances.  Subject to the satisfaction of and compliance with the terms and conditions hereof (including, as applicable, the conditions precedent specified in Article 2), Administrative Agent will make each Lender's Pro Rata portion of each requested Advance (to the extent such funds are received by Administrative Agent) available by crediting such amount to the Account with Administrative Agent (or by such other means as Administrative Agent may consider reasonable). At the written request and expense of Borrowers, Administrative Agent will wire transfer all or any portion of an Advance in accordance with such written instructions therefor. By executing this Agreement, each Borrower (jointly and severally) hereby requests Administrative Agent and each Lender to make and fund the initial Advances (to the extent that Administrative Agent receives each Lender's Pro Rata portion of the initial Advances) in accordance with the funding instructions attached as
Schedule 1.4.2.

                  1.4.3. Indemnification for Revocation or Failure to Satisfy Conditions. Each Borrower (jointly and severally) will indemnify each Lender and Administrative Agent against all losses and costs incurred by such Lender and Administrative Agent as a result of any revocation of any requested Advance or any failure to fulfill the applicable conditions precedent to such Advance on or before the requested Settlement Date specified in an Advance Request. Such indemnification will include (among other things) all losses and costs incurred by reason of the liquidation or reemployment of funds required by such Lender or Administrative Agent to fund the Advance when such Advance, as a result of such failure, is not made on the requested Settlement Date. Such Lender's or Administrative Agent's (as applicable) calculation of such losses and costs will be conclusive absent manifest error.

                  1.4.4. Obligation to Advance. No Lender will be obligated to make any Advance under the following circumstances: (a) if the principal amount of such Advance plus the aggregate amount outstanding under the Term Loan Facility would exceed the Available Credit Portion, or (b) during the existence of a Default or an Event of Default hereunder, or (c) if such Advance would cause a Default or Event of Default hereunder, or (d) after the Final Term Draw Date (unless otherwise provided in Section 1.1.6.6).

         1.5. Payments in General.

                  1.5.1. Manner and Place of Payments. All payments of principal, interest, fees, expenses, indemnities and other amounts due under the Loan Documents must be received by Administrative Agent by wire transfer (unless Administrative Agent otherwise consents) in immediately available funds in U.S. dollars (and without any deduction, offset, netting, reservation of rights or counterclaim) on or before Two O'clock (2:00) p.m. Eastern Time ("ET") on the due date therefor at the principal office of Administrative Agent set forth in Notice Section hereof or at such other place as Administrative Agent may designate from time to time.

                  1.5.2. Special Payment Timing Issues. Whenever any payment to be made under any Loan Document is due on a day that is not a Business Day, then such payment may be made on the next succeeding Business Day, and such extension of time will be included in the computation of interest under such Loan Document. Any funds received by Administrative Agent after 2:00 p.m. ET on any day will be deemed to be received on the next succeeding Business Day.

                  1.5.3. Application of Payments. All payments and other funds received by Administrative Agent under the Loan Documents will be applied in the following order: (a) first to the payment of any fees and charges due under the Loan Documents, and (b) then to any obligations for the payment of expenses, costs and indemnities due under the Loan Documents, and (c) then to the payment of interest due and owing under the Loan Documents, and (d) then to the principal indebtedness due under the Term Loan Facility, and (e) then to principal outstanding under the Term Loan Facility, and (f) then to any other interest accrued under the Loan Documents, and (g) then to any other indebtedness of any Borrower or other Obligor to any Lender.

                  1.5.4. LIBO Rate Payments Not at End of Interest Period. Upon payment of any amount accruing interest based upon an Adjusted LIBO Rate on any day other than the last day of the corresponding Interest Period (whether such payment is voluntary, mandatory, by demand, acceleration or otherwise), then Borrowers must pay Administrative Agent all costs and losses (including funding costs and any losses associated with the re-deployment of such funds for the balance of such Interest Period) that may arise or be incurred as a result of or in connection with such payment (as such costs and losses may be calculated by Lenders). Upon written request, Lenders

(through Administrative Agent) will furnish a statement setting forth the basis for such calculation. A determination or calculation by any Lender hereunder will be conclusive absent manifest error.

                  1.5.5. Capital Adequacy, Taxes and Other Adjustments. If any Lender determines that (a) the adoption, implementation or interpretation after the Closing Date of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline, directive, policy or order regarding capital adequacy, reserve requirements, taxes or similar requirements, or (b) compliance by such Lender or any entity controlling or funding the operations of such Lender with any request or directive regarding capital adequacy, reserve requirements, taxes or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank, governmental agency, controlling entity, funding source or body having jurisdiction would, in either instance, have the effect of increasing the amount of capital, reserves, taxes (other than income taxes of Administrative Agent or any Lender), funding costs or other funds required to be maintained or paid by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations under the Loan Documents, then Borrowers must pay to such Lender additional amounts sufficient to compensate such Lender for such reduction. Such Lender will give Administrative Agent notice of any such determination and payment amount within a reasonable period of time thereafter. Upon receipt of such notice, Administrative Agent will provide a copy thereof to Borrowers, and (upon written request) such Lender will furnish a statement to Administrative Agent and Borrowers setting forth the basis and the method for determining the amount of such payment. A determination by any Lender hereunder will be conclusive absent manifest error. Notwithstanding the foregoing, other than with respect to taxes, this Section 1.5.5 shall not be applicable until a portion of the Loan, the Commitment or the Facility established hereunder is sold, participated, assigned or otherwise transferred by MCG to another Lender. Lender will provide Borrower with notice of the assessment of any such cost within ninety (90) calendar days of the imposition thereof.

                  1.5.6. Payment of Expenses, Indemnities and Protective Advances. If any funds are advanced or costs are incurred by Administrative Agent or any Lender to or on behalf of Borrowers or otherwise as permitted under the Loan Documents (including as protective advances), other than Advances pursuant to Section 1.4, then such advances or costs must be re-paid to Administrative Agent in their entirety immediately upon the earlier of (a) awareness by Borrowers of the advance or incurrence thereof or (b) demand by Administrative Agent for payment thereof.

                  1.5.7. Payments upon Termination. Notwithstanding any other provision hereof, the entire outstanding indebtedness under each Facility (including all principal, interest, fees, expenses and indemnities) is due and payable in its entirety upon any termination of such Facility, the corresponding Commitment therefor, or this Agreement.

                  1.5.8. Late Payments. If any payment (of principal, interest, fees, expenses, indemnities or other amounts) due under any Loan Document is not received by Administrative Agent in immediately available funds on or before the 5th Business Day after the due date therefor, then each Borrower (jointly and severally) hereby agrees (to the maximum extent not prohibited by applicable law) to pay to Lenders (through Administrative Agent and upon Administrative Agent' request) a late payment charge equal to 5% of the amount of such late payment. Additional and separate late payment charges (to the maximum extent not prohibited by applicable law) may be subsequently imposed hereunder by Administrative Agent from time to time (a) if any late payment or late payment charge is not received by Administrative Agent in immediately available funds on or before the 30th Business Day after any demand therefor, and (b) if any other payment due under any Loan Document is not received by Administrative Agent in immediately available funds on or before the 5th Business Day after the due date therefor. The late payment charges due under this Section are in addition to any other interest, fees, charges, expenses or indemnities due under the Loan Documents.

                  1.5.9. Default Interest. During the existence of a Default or an Event of Default hereunder, each Borrower (jointly and severally) hereby agrees (to the maximum extent not prohibited by applicable law) to pay to Lenders (through Administrative Agent and upon Administrative Agent's request but commencing on the date of occurrence of such Default or Event of Default) interest on any indebtedness outstanding hereunder at the rate of THREE PERCENT (3%) per annum in excess of the rate then otherwise applicable to such indebtedness. Notwithstanding the foregoing, if the relevant Default is under
Section 7.1.10, then such rate increase (to the maximum extent not prohibited by applicable law) will occur automatically without any request by Administrative Agent.

                  1.5.10. Usury Savings Provision. Notwithstanding any provision of any Loan Document, Borrowers (individually and collectively) are not and will not be required to pay interest at a rate or any fee or charge in an amount prohibited by applicable law. If interest or any fee or charge payable on any date would be in a prohibited amount, then such interest, fee or charge will be automatically reduced to the maximum amount that is not prohibited, and any interest, fee or charge for subsequent periods (to the extent not prohibited by applicable law) will be increased accordingly until Administrative Agent and each Lender receives payment of the full amount of each such reduction. To the extent that any prohibited amount is actually received by Administrative Agent or any Lender, then such amount will be automatically deemed to constitute a repayment of principal indebtedness hereunder.

         1.6. Release of Security. Upon termination of the Loan Documents in accordance with Section 10.10, then Administrative Agent (at the written request and expense of Borrowers) (i) will release the Obligors and the property serving as Collateral under the Loan Documents (without representation, warranty, recourse, liability or indemnification of any kind by or to Administrative Agent or any Lender), and (ii) will execute and deliver such UCC termination statements, mortgage releases, deed of trust releases, and other documentation and instruments (all in form and substance reasonably acceptable to Administrative Agent) as may be reasonably requested and provided to Administrative Agent to effect such releases and terminations, and (iii) will terminate and cancel all Commitments and all Facilities under the Loan Documents.

         1.7. Fees and Other Compensation.

                  1.7.1. Origination Fee. On June 30, 2000, Borrowers will pay Administrative Agent an Origination Fee in the amount of $125,000, which amount is treated as prepaid non-refundable interest. On June 30, 2001, Borrowers will pay Administrative Agent a second Origination Fee in the amount of $125,000, which amount is prepaid non-refundable interest. Notwithstanding the foregoing, each such Origination Fee will become immediately due and payable upon the earliest to occur of: (1) the payment or prepayment of all or substantially all of the indebtedness outstanding under the Loan Documents, or (2) the termination of the Term Loan Facility, or (3) the occurrence of any Default or Event of Default.

                  1.7.2. Increased Term Loan Facility Origination Fee. On the date of any increase in the Term Loan Commitment, Borrowers will pay Administrative Agent an additional Origination Fee in an amount equal to 3% of the increased Term Loan Commitment, which Origination Fee is prepaid non-refundable interest.

                  1.7.3. Periodic Unused Fee. Borrowers will pay Administrative Agent a Periodic Unused Fee at the rate of ONE-HALF OF ONE PERCENT (0.50%) per annum on the average daily un-borrowed portion of the Available Credit Portion. Such fee will be calculated by Administrative Agent and will be due and payable quarterly in arrears on the last calendar day of each March, June, September and December.

                  1.7.4. Issuance of Option and Warrants. As additional compensation for the cost and risk incurred associated with underwriting and establishing the Facilities (but in no way affecting or relieving any Borrower of any of its obligations to fully and timely perform and to repay the entire indebtedness due under the Loan Documents), Access One will issue and grant to Lenders entitled thereto (or their designated Affiliates) an option ("Option") to acquire warrants exercisable into shares of common stock of Access One sufficient to represent 10.0% of its issued and outstanding shares of common stock, on a fully diluted basis ("Warrants"). The Option will be fully earned by such Lenders (or their Affiliates) as of the Closing Date. The Warrants (and all of Lenders' rights in connection therewith) are freely assignable and transferable at any time and from time to time by any Lender entitled thereto (or any of its Affiliates or assignees) to any other Person, provided that such Lender complies with any applicable restrictions thereon (and obtains any necessary approvals in connection therewith) required by any applicable State
PUC (but only to the extent non-compliance therewith could reasonably be expected to have or cause a Material Adverse Effect), the FCC, the SEC or the Warrant Agreement itself.

                  1.7.5. Other Fees. Other fees and charges may be imposed by Administrative Agent or any Lender for services rendered under and in accordance with other agreements with Administrative Agent or such Lender.

                        ARTICLE 2: CONDITIONS PRECEDENT

         2.1. Closing Conditions. The obligation of Administrative Agent or any Lender to execute and perform the Loan Documents, and to establish the Term Loan Facility, and to fund the Advances listed on Schedule 1.4.2 are subject to the following conditions precedent (unless and except to the extent expressly waived by Administrative Agent and each Lender in their sole and absolute discretion):

                  2.1.1. Compliance.

                           2.1.1.1. Fees and Expenses.  Borrowers must have paid
(or made acceptable arrangements with Administrative Agent to pay) all fees and expenses due and payable hereunder, including all fees due and payable under
Section 1.7 and the reasonable fees and expenses of Administrative Agent's and each Lender's attorneys and in-house documentation personnel with respect to the preparation, negotiation and execution of the Loan Documents.

                           2.1.1.2.    Representations.     Each,    and    all,
representations and warranties contained in this Agreement (including those in Article 3) and in each other Loan Document, certificate or other writing delivered to Administrative Agent or any Lender pursuant hereto or thereto on or prior to the Closing Date must be true, correct and complete in all material respects on and as of the Closing Date, except for such deviations disclosed in writing and acceptable to Administrative Agent and each Lender.

                           2.1.1.3. No Default. There must not be any Default or
Event of Default hereunder or any default under any other Loan Document on the Closing Date, and there must not be any such Default or Event of Default occurring as a result of executing or advancing funds under the Loan Documents, except for such defaults disclosed in writing and acceptable to Administrative Agent and each Lender.

                           2.1.1.4. No Material Change. There must not have been
(in Administrative Agent's or Lenders' reasonable opinion) any Material Adverse Change between the date for the most recent financial statements delivered to Administrative Agent and the Closing Date.

                  2.1.2. Documents. Administrative Agent must have received the following documents, agreements and certificates (together with all exhibits and schedules thereto), each duly executed, in form, substance and amount satisfactory to Administrative Agent and, when applicable, recorded or filed in the appropriate public office:

                           2.1.2.1. Credit Agreement. This Agreement.

                           2.1.2.2.  Promissory  Notes.  The Term Loan  Notes as
described in Section 1.1.4.

                           2.1.2.3.  Security Agreement,  Collateral  Assignment
and Pledge. A master security agreement, collateral assignment and pledge by EACH BORROWER in favor of Administrative Agent granting Administrative Agent a security interest in and collaterally assigning to Administrative Agent all of such grantor's tangible and intangible personal property assets (including fixtures), whether now owned or hereafter acquired, and the proceeds and products thereof, as collateral security for the indebtedness and obligations hereunder, together with all necessary financing statements and termination statements (each as filed), stock certificates and powers executed in blank, waivers and consents, and evidence of any other recordations required by applicable law or by Administrative Agent to perfect such security interests in a manner that will be subject only to Permitted Liens.

                           2.1.2.4. Owners' Pledge and Security Agreements.  One
or more equity pledge and security agreements executed by each officer or director of Access One who holds an equity interest in Access One (to the extent requested by Lender) in favor of Administrative Agent pledging (among other things) all of such pledgor's outstanding equity interests and rights with respect to Access One (including any warrants, options or convertible rights therefor) as collateral security for the indebtedness and obligations hereunder, together with the certificates therefor (if any), powers executed in blank, and all necessary financing statements, evidence of registration and other documents required by applicable law or by Administrative Agent to perfect such liens in a manner that will be subject only to Permitted Liens.

                           2.1.2.5.  Warrants.  One or more separate  option and
warrant agreements by Access One issuing and granting to each Lender entitled thereto (or its designated Affiliate) the Option to purchase the Warrants, together with all underlying warrant certificates and evidence of necessary actions by Access One to authorize and issue such warrants and related warrant shares.

                           2.1.2.6.  Insurance.  Current proof of insurance with
an indication of loss payee and additional insured endorsements in favor of Administrative Agent with respect to all of the coverages required under Section
4.8. Such proof of insurance must be indicated pursuant to one or more certificates on (a) an ACORD 27 form (3/93) for property-related insurance coverages and (b) a modified version of an ACORD 25-S form (3/93), in each instance permitting reliance by Administrative Agent and requiring cancellation notification.

                           2.1.2.7. Compliance Certificates.  A certificate from
an Authorized Officer of each Borrower dated as of the Closing Date and (i) certifying as to compliance with the matters described under Section 2.1.1 and
(ii) providing a calculation of the borrowing base (with specific reconciled calculations demonstrating compliance with the financial covenants under Section
4.1 as of the Closing Date).

                           2.1.2.8.  Opinions  of Counsel.  One or more  written
opinions from legal counsel to Borrowers addressed to Administrative Agent and each Lender and Administrative Agent's counsel and dated as of the Closing Date opining as to such matters as Administrative Agent may request.

                           2.1.2.9.  Payoff Instructions for Prior Indebtedness.
A letter from Borrowers to Administrative Agent, consistent with the requirements of Section 1.1.3, Section 1.4 and Section 2.1.1, instructing Administrative Agent how to disburse the proceeds of the initial Advance, together with payoff and release letters from each Person receiving any such proceeds.

                           2.1.2.10.  Authorization  Documents. A certificate of
an Authorized Officer of each Borrower and each other non-natural person executing any Loan Document delivering true, accurate and complete versions of
(a) its Articles of Incorporation, Articles of Organization or Certificate of Partnership (as applicable) and all amendments thereto, and (b) its Bylaws, Operating Agreements or Partnership Agreements (as applicable) and all amendments thereto, and (c) the resolutions authorizing its execution, delivery and full performance of the Loan Documents and all other documents, certificates and actions required hereunder or in connection herewith, and (d) an incumbency certificate setting forth its officers (together with the corresponding signatures), and (e) a long-form good standing and qualification certificate (issued within 15 calendar days before the Closing Date) with respect to each jurisdiction listed on Schedule 3.1, and (f) a copy of each License (or renewal thereof) issued to it by the FCC (and/or, if applicable, any State PUC).

                           2.1.2.11.   Officer's   Certificates.   One  or  more
certificates of an Authorized Officer of each Borrower delivering true, accurate and complete copies of the following documents (together with all amendments, exhibits and schedules thereto):

                               a. Lien Searches -- Searches (conducted within 15 calendar days before the Closing Date) satisfactory to Administrative Agent with respect to consensual liens, tax liens, judgments and bankruptcy, listing respectively (1) all
                                    effective UCC financing statements that name
                                    any  Borrower   (including  any  predecessor
                                    thereto  and  any  operating  or  tradenames
                                    thereof) as  "debtor"  that are filed in the
                                    State  of   Florida   or  any   other   U.S.
                                    jurisdiction in which such debtor  currently
                                    operates  or has  had  assets  at  any  time
                                    within the immediately preceding 12 calendar
                                    months   (together   with   copies  of  such
                                    financing statements), and (2) all tax liens against any Obligor (or the assets thereof), and (3) all outstanding judgments against any Obligor (or the assets thereof), and (4) whether any Obligor has filed bankruptcy within the preceding 5 years.

                               b. Financial Statements -- A set of the annual financial statements of each Borrower (i) for fiscal year ending October 31, 1998 (as otherwise consistent with the requirements of Section 4.2) and (ii) the quarterly financial statements for fiscal quarter ending April 30, 1999 (as otherwise consistent with the requirements of Section 4.2).

                               c. Equityholder Agreements -- Each shareholder agreement, member agreement, partner agreement, voting agreement, buy-sell agreement, option, warrant, put, call, right of first refusal, and any other agreement or instrument with conversion rights into equity of any Borrower either (1) between any Borrower and any holder or prospective holder of any equity interest of any Borrower (including interests convertible into such equity) or (2) otherwise between any two or more such holders of equity interests.

                               d. Employment and Non-Compete Agreements -- Each employment agreement, consulting agreement and non-compete agreement between any Borrower and any director, officer, employee or former owner of any Borrower.

                               e.   Inter-Affiliate  Agreements  -- Each written
                                    agreement   between  any  Borrower  and  any
                                    Affiliate of any Borrower.

                                f. Disaster Recovery and Contingency Program -- A description of the currently effective disaster recovery and contingency program of each Borrower, as required to be delivered under Section 4.8.

                               g. Leases as Lessee -- Each lease between any Borrower and any owner or landlord of real or personal property used in connection with such Borrower's business either (1) for which it has an annual rent obligation in excess of $36,000 or (2) for a switch site.

                               h. Leases as Lessor -- Each lease between any Borrower and any lessee of real or personal property owned or leased by any Borrower, but only to the extent the lessee thereunder has an annual rent obligation in excess of $12,000.

                           2.1.2.12. Other Documents.  Administrative Agent must
have  received  any  additional   agreements,   documents  and  certificates  as
Administrative Agent or its counsel may reasonably request.

         2.2. Future Term Loan Advances. The obligation of Administrative Agent and each Lender to fund any request for an Advance under the Term Loan Facility is subject to the following conditions precedent (unless and except to the extent expressly waived by Administrative Agent in its sole and absolute discretion, but with the concurrence of the Required Lenders):

                  2.2.1.   Advance  Request.   Administrative  Agent  must  have
received an Advance Request under and in accordance with Section 1.4.1.

                  2.2.2. Other Documents. Administrative Agent must have received any additional documents, certificates and opinions as Administrative Agent or its counsel may reasonably request, including UCC-1 financing statements, fixture filings and leasehold mortgages regarding new locations for other assets of any Borrower.

                  2.2.3. Compliance.

                           2.2.3.1. Fees and Expenses.  Borrowers must have paid
(or made acceptable arrangements with Administrative Agent to pay) all fees and expenses due and payable hereunder, including all reasonable expenses incurred in connection with or as a result of reviewing and funding such Advance Request.

                           2.2.3.2.    Representations.     Each,    and    all,
representations and warranties contained in the Loan Documents (including those in Article 3) and in each other certificate or other writing delivered to Administrative Agent pursuant hereto or thereto on or prior to the Settlement Date must be true, correct and complete in all material respects on and as of the Settlement Date, except for such deviations disclosed in writing and acceptable to Administrative Agent and each Lender (which disclosure will not constitute Lenders' waiver or acceptance thereof).

                           2.2.3.3. No Default. There must not be any Default or
Event of Default hereunder or any default under any other Loan Document on the Settlement Date, and there must not be any such Default or Event of Default occurring as a result of funding such Advance, except for such defaults disclosed in writing and acceptable to Administrative Agent and each Lender (which disclosure will not constitute Lenders' waiver or acceptance thereof).

                           2.2.3.4. No Material Change. There must not have been
(in Administrative Agent's or Lenders' reasonable opinion) any Material Adverse Change between the Closing Date and the Settlement Date.

         2.3. Additional Conditions Precedent in Connection with Increased Term Loan Commitment. The obligation of Lenders to fund any request for an Advance in connection with an increase in the Term Loan Commitment is subject to the conditions precedent set forth in Section 2.2 as well as the following conditions precedent (unless and except to the extent expressly waived by Administrative Agent in its sole and absolute discretion but with the concurrence of Required Lenders):

                  2.3.1. Commitment to Lend. Borrowers must have received from Lenders a written commitment to advance funds (to be issued at the sole and absolute discretion of Lenders).

                  2.3.2. Lien Searches. Administrative Agent must have received satisfactory lien searches (dated no more than 15 calendar days before the Settlement Date for the first Advance in connection with any increase in the Term Loan Commitment) in all jurisdictions in which any Borrower is operating or has business operations as of the Settlement Date that identify no liens that are not acceptable to Administrative Agent (in its sole and absolute discretion).

                  2.3.3. Amended Documents. Administrative Agent must have received such amended and/or amended and restated Loan Documents from Borrowers as Administrative Agent has determined (in its reasonable judgment) are necessary or appropriate to reflect the increased amount of the Term Loan Commitment.

                   ARTICLE 3: REPRESENTATIONS AND WARRANTIES

         Each Borrower, as of the Closing Date and the Settlement Date for each Advance hereunder, hereby (jointly and severally) represents and warrants as follows:

         3.1. Organization and Good Standing. Each Borrower (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (b) has all requisite power and authority (corporate, partnership, LLC and otherwise) to own its properties and to conduct its business as now conducted and as currently proposed to be conducted, and (c) is duly qualified to conduct business as a foreign organization and is currently in good standing in each state and jurisdiction in which it conducts business, except where failure to be duly qualified and in good standing could not have a Material Adverse Effect. Each state and jurisdiction in which any Borrower is organized or is (or should be) qualified to conduct business under applicable law is listed on Schedule 3.1.

         3.2. Power and Authority. Each Borrower has all requisite power and authority under applicable law and under its Organic Documents, Authorizations and Licenses to execute, deliver and perform the obligations under the Loan Documents to which it is a party. Except as disclosed on Schedule 3.2, all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for any Borrower to execute, deliver and perform the Loan Documents to which it is a party have been taken and/or received.

         3.3. Validity and Legal Effect. This Agreement constitutes, and the other Loan Documents to which any Borrower is a party constitute (or will constitute when executed and delivered), the legal, valid and binding obligations of each Borrower (jointly and severally) enforceable against it in accordance with the terms thereof.

         3.4. No Violation of Laws or Agreements. The execution, delivery and performance of the Loan Documents (a) will not violate or contravene any material provision of any material law, rule, regulation, administrative order or judicial decree (federal, state or local), and (b) will not violate or contravene any provision of the Organic Documents of any Borrower, and (c) will not result in any material breach or violation of (or constitute a material default under) any material agreement or instrument by which any Borrower or any of its property may be bound, and (d) will not result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any properties of any Borrower, whether such properties are now owned or hereafter acquired.

         3.5.  Title  to  Assets;   Existing  Encumbrances;   Identification  of
Intellectual and Real Property.

                  3.5.1. Each Borrower has good and marketable title to all of its owned real and personal property assets and the right to possess and use all of its leased or licensed real and personal property assets. All such property interests are free and clear of any Liens, except for Permitted Liens (as defined in Section 5.5). Each such property and asset owned, leased or licensed by any Borrower is titled, leased or licensed in the current legal name of such Borrower.

                  3.5.2. Intellectual Property -- Schedule 3.5A lists each trademark, service mark, copyright, patent, database, customized application software and systems integration software, trade secret and other intellectual property owned, licensed, leased, controlled or applied for by any Borrower, whether or not such intellectual property is recorded with the Copyright Office or the Patent and Trademark Office, together with relevant identifying information with respect to such intellectual property describing (among other things) the date of creation, the method of protection against adverse claims and the registration number.

                  3.5.3. Real Property -- Schedule 3.5B lists each real property interest owned, leased or otherwise used by any Borrower, together with relevant identifying information describing (among other things) the use of each such real property interest, the location and mailing address for each such real property, a legal description for each such real property, an indication of whether such interest is owned or leased (and, if leased, the lessor and record owner thereof), and the estimated appraised value thereof. Each such property and asset is in good order and repair (ordinary wear and tear excepted) and is fully covered by the insurance required under Section 4.8.

                  3.5.4. Schedule 3.5C identifies each legal, operating and trade name that any Borrower has used (or permitted the filing of a UCC financing statement under) at any time during the twelve (12) consecutive calendar years immediately preceding the Closing Date.

         3.6. Capital  Structure and Equity  Ownership.  Schedule 3.6 accurately and completely discloses (a) the number of shares and classes of equity ownership rights and interests of each Borrower authorized and/or outstanding
(whether existing as common or preferred stock, general or limited partnership interests, or LLC membership interests, or warrants, options or other instruments convertible into such equity), and (b) the ownership thereof and the price per share or interest paid therefor, and (c) the existence of preferential returns or liquidation rights with respect to any such class of equity, and (d) the existence of any enhanced voting rights, veto rights or director designation rights with respect to any such class of equity, and with respect to options, warrants and convertible instruments, the price, duration and conversion factor thereof. All such shares and interests are validly existing, fully paid and non-assessable.

         3.7. Subsidiaries, Affiliates and Investments. Schedule 3.7 accurately and completely discloses (a) each Subsidiary and Affiliate of each Borrower (other than its officers and directors) and (b) each investment in or loan to any other Person by any Borrower in excess of $25,000.

         3.8. Material Contracts. Schedule 3.8 (a) accurately and completely discloses each Material Contract (as defined below) of each Borrower, and (b) also indicates the following information with respect to each such contract: (1) the contract parties thereunder, and (2) the contract term and any options or renewals thereto, and (3) the monthly payment required thereunder, and (4) any restrictions on assignments, and (5) any restrictions on disclosure of the terms thereof, and (6) the existence of any breaches or defaults thereunder. No
Borrower has committed any unwaived breach or default under any Material Contract (whether or not listed on Schedule 3.8), and after due inquiry and investigation, no Borrower has any knowledge or reason to believe that any other party to any such Material Contract (whether or not listed on Schedule 3.8) has or might have committed any unwaived breach or default thereof. For purposes of this Section 3.8, a "Material Contract" of a Borrower includes the following types of agreements to which a Borrower is a party: (1) any contract either with annual compensation, consideration or payments in excess of $100,000 or with aggregate compensation, consideration or payments in excess of $100,000 (other than contracts with customers of Borrowers that are entered into in the ordinary course of Borrowers' business), and (2) any lease of real estate or office space from which a Borrower conducts its primary business operations, and (3) any lease of real estate or space at which a Borrower has switch equipment, and (4) any contract, agreement or lease under the terms of which a Borrower obtains the right to own, use or operate a switch, and (5) any leased line agreement, and
(6) any carrier agreement, and (7) any interconnection agreement, and (8) any software development agreements, and (9) any contract relating to any Borrower's billing or provisioning system, and (10) any other agreement or contract (including customer contracts) the loss or breach of which could reasonably be expected to have or cause a Material Adverse Effect.

         3.9. Licenses and Authorizations. Each Borrower possesses all Licenses and other Authorizations necessary or required in the conduct of its businesses and/or the operation of its properties. Each material Authorization is valid, binding and enforceable on, against and by such Borrower. Each material Authorization is subsisting without any defaults thereunder or enforceable adverse limitations thereon, and no Authorization is subject to any proceedings or claims opposing the issuance, continuance, renewal, development or use thereof or contesting the validity or seeking the revocation thereof. Schedule
3.9 accurately and completely lists each material Authorization of each Borrower (including, whether or not otherwise "material", each License and other Authorization issued by the FCC or any State PUC, and further including all pending applications and renewals therefor), together with relevant identifying information describing such Authorizations. With respect to each License issued by the FCC or any State PUC listed on Schedule 3.9, the description includes (to the extent applicable) the call sign, frequency, class, location, file number, issuance date (original or most recent renewal), and expiration date. For purposes of this Section 3.9, each Authorization issued by the FCC or any State PUC will be deemed to be "material".

         3.10. Taxes and Assessments. Except as disclosed on Schedule 3.10, each Borrower has timely filed all required tax returns and reports (federal, state and local) or has properly and timely filed for extensions of the time for the filing thereof. No Borrower has knowledge of any deficiency, penalty or additional assessment due or appropriate in connection with any such taxes. All taxes (federal, state and local) imposed upon any Borrower or any of its properties, operations or income have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof, except for those taxes being contested in good faith by appropriate proceedings diligently prosecuted and with adequate reserves reflected on the financial statements in accordance with GAAP (all as also disclosed on Schedule 3.10).

         3.11. Litigation and Legal Proceedings. Except as disclosed on Schedule 3.11, there is no litigation, claim, investigation, administrative proceeding, labor controversy or similar action that is pending or (to the best of each Borrower's knowledge and information after due inquiry) threatened against any Borrower or its properties that, if adversely resolved, could reasonably be expected to have or cause a Material Adverse Effect.

         3.12. Accuracy of Financial Information. All financial statements previously furnished to Administrative Agent or any Lender concerning the financial condition and operations of any one or more Borrowers (a) have been prepared in accordance with GAAP consistently applied, and (b) fairly present the financial condition of the organization covered thereby as of the dates and for the periods covered thereby (but, with respect to interim periodic financial statements, subject to normal and customary year end audit adjustments), and (c) disclose all material liabilities (contingent and otherwise) of each Borrower. In addition, all written information previously furnished to Administrative Agent or any Lender concerning the financial condition and operations of any Borrower are true, accurate and complete in all material respects.

         3.13. Accuracy of Other Information. All written information contained in any application, schedule, report, certificate, or any other document furnished to Administrative Agent or any Lender by any Borrower or any other Person (on behalf of any Borrower) in connection with the Loan Documents is in all material respects true, accurate and complete, and no such Person (including Borrowers) has omitted to state therein (or failed to include in any such document) any material fact or any fact necessary to make such information not misleading. All written projections furnished to Administrative Agent or any Lender by any Borrower or any other Person on behalf of any Borrower have been prepared with a reasonable basis and in good faith, making use of such information as was available at the date such projection was made.

         3.14. Compliance with Laws Generally. Each Borrower is in compliance in all material respects with all material laws, rules, regulations, administrative orders and judicial decrees (federal, state, local and otherwise) applicable to it, its operations and its properties.

         3.15. ERISA Compliance. Each Borrower is in compliance in all material respects with all applicable provisions of ERISA.

         3.16. Environmental Compliance. Each Borrower has received all permits and filed all notifications necessary under and is otherwise in compliance in all material respects with the Environmental Control Statutes.

         3.17. Margin Rule Compliance. No Borrower owns or has any present intention of acquiring any "Margin Stock" within the meaning of the following Margin Regulations of the FRB: Regulation

T at 12 C.F.R. Pt. 220, and Regulation U at 12 C.F.R. Pt. 221, and Regulation X at 12 C.F.R. Pt. 224. The credit extended under this Agreement does not constitute "Purpose Credit" within the meaning of the FRB's Margin Regulations.

         3.18. Fees and Commissions. Except as disclosed on Schedule 3.18 or as required by Section 1.7, no Borrower owes any fees or commissions of any kind in connection with this Agreement or the transactions contemplated hereby, and no Borrower knows of any claim (or any basis for any claim) for any fees or commissions in connection with this Agreement or the transactions contemplated hereby.

         3.19. Solvency.  No Borrower is "insolvent," as such term is defined in
Section 101(32) of the Bankruptcy Code (11 U.S.C. Section 101(32)). No Borrower, by virtue of its obligations and actions in connection with the Loan Documents, has engaged or is engaging in any transaction that constitutes a fraudulent transfer or fraudulent conveyance under applicable federal or state law (including under Section 548 of the Bankruptcy Code or under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act).

         3.20. Additional FCC and Other Regulatory Representations. Without limiting the generality of the foregoing representations and warranties, each Borrower further represents and warrants as follows:

                  3.20.1. General Compliance. Each Borrower is in compliance in all material respects with all material laws, rules, regulations, administrative orders, policies and procedures issued, implemented or administered by the FCC and/or any State PUC applicable to such Borrower, its operations and its properties.

                  3.20.2. No Unresolved Application, Complaint or Proceeding. Except as described on Schedule 3.20, there is no outstanding or unresolved (a) application by any Borrower for any FCC or State PUC Authorization (including any renewal of any License), or (b) material complaint to the FCC or any State PUC regarding any Borrower or any of its Authorizations, or (c) litigation, investigation or other inquiry by or before the FCC or any State PUC involving any Borrower or any of its Authorizations, or (d) FCC or State PUC enforcement proceeding against any Borrower or any of its Authorizations (including any notice of violation, any notice of apparent liability for forfeiture, or any forfeiture).

                  3.20.3. Status and Renewal of Licenses. The Licenses identified on Schedule 3.9 constitute all of the Licenses required by the Federal Communications Act or any State Communications Act for the operation of each Borrower's business as it is currently being operated. Each such License is validly outstanding and effective and has been renewed by the FCC or a State PUC without condition for a full term in accordance with the Federal Communications Act or a State Communications Act. There are no modifications, amendments or revocations (pending or, to the best of the knowledge of each Borrower after due inquiry, threatened) that could adversely affect the operations or financial condition of any Borrower. After due inquiry, no Borrower knows of any reason why the FCC or any State PUC would not routinely grant (for a full term and without condition) the application by such Borrower for the renewal of each such License over which the FCC or such State PUC has jurisdiction, when and as such application shall become due to be filed with the FCC or such State PUC.

                        ARTICLE 4: AFFIRMATIVE COVENANTS

         Each Borrower (jointly and severally) hereby covenants and agrees that, so long as any indebtedness remains outstanding hereunder, each Borrower will comply with the following affirmative covenants:

         4.1. Financial and Operating Covenants and Ratios. As of the end of each fiscal quarter (and, with respect to Section 4.1.6 and 4.1.7 only, as of the end of each calendar month), beginning with the fiscal quarter ending June 30, 1999, Borrowers will satisfy each of the following financial and operating ratios and characteristics, each of which will be determined (as applicable) using GAAP consistently applied, except as otherwise expressly provided:

                  4.1.1. Minimum Access Lines. Access Lines of at least the following:

                  a. 30,000, from the Closing Date through July 31, 1999, and

                  b.       35,000, as of October 31, 1999, and

                  c.       38,000, as of January 31, 2000, and

                  d.       41,000, as of April 30, 2000, and

                  e.       43,000, as of July 31, 2000, and

                  f.       45,000, as of October 31, 2000, and

                  g.       48,000, as of January 31, 2001, and

                  h.       50,000, as of April 30, 2001, and

                  i.       52,000, as of July 31, 2001, and

                  j.       53,000, as of October 31, 2001, and

                  k.       55,000, as of January 31, 2002, and

                  l. 58,000, as of April 30, 2002 until the termination of the Loan Documents.

                  4.1.2. Milestones Regarding Back Office. Borrowers shall comply with the following requirements:

                  a. As of July 1, 1999, Borrowers shall have begun billing under the UNE-P Agreement with Bell South ("UNE-P Agreement"). As of and after August 1, 1999, Borrowers shall have fully implemented all provisions of the UNE-P agreement.

                  b. As of and after July 31, 1999, Borrowers shall have hired and shall continue to employ one computer programming staff person in addition to the number of such staff persons employed by Borrowers as of the date hereof.

                  c. As of and after September 30, 1999, Borrowers shall have achieved and shall maintain electronic interface with Bell South.

                  d. As of and after September 30, 1999, Borrowers shall have and shall maintain a ratio of customer service representatives to Customers of no more than 1-to-1000.

                  e. As of September 30, 1999, Borrowers shall have completed the technical documentation for the "One Bill System". As of November 30, 1999, Borrowers shall have obtained (at their own expense) an independent systems review of the "One Bill System" by an outside consulting firm reasonably acceptable to Administrative Agent.

                  4.1.3. Minimum Gross Profit Margin. Gross Profit Margin for the fiscal quarter then ended of at least the following:

                  a.       24.0%,  from  October  31, 1999  through  January 31,
                           2000, and

                  b.       27.0%,  from  February  1, 2000  through  October 31,
                           2000, and

                  c. 30.0%, from November 1, 2000 until the termination of the Loan Documents.

                  4.1.4. Minimum OCF. OCF of not less than the following:

                  a.       $750,000, as of July 31, 2000, and

                  b.       $1.0 million, as of October 31, 2000, and

                  c.       $1.35 million, as of January 31, 2001, and

                  d.       $1.75 million, as of April 30, 2001, and

                  e.       $2.25 million, as of July 31, 2001, and

                  f.       $2.75 million, as of October 31, 2001, and

                  g. $3.0 million, as of and after January 31, 2002 until the termination of the Loan Documents.

                  4.1.5. Minimum Revenue. Revenue for the fiscal quarter then ended of not less than the following:

                  a. $4.5 million, from the Closing Date through July 31, 1999, and

                  b.       $5.0 million, as of October 31, 1999, and

                  c.       $6.0 million, as of January 31, 2000, and

                  d.       $6.5 million, as of April 30, 2000, and

                  e. $7.0 million, as of and after July 31, 2000 until the termination of the Loan Documents.

                  4.1.6.  Leverage  Ratio.  A  Leverage  Ratio of not more than:

                  a. 4.5-to-1.0, from October 31, 1999 through January 31, 2000, and

                  b.       4.25-to-1.0,   after   January  31,  2000  until  the
                           termination of the Loan Documents.

                  4.1.7. Attrition Rate. An average Attrition Rate for the immediately preceding three (3) calendar months of not more than:

                  a. 5%, from October 31, 1999 through January 31, 2000, and

                  b. 4%, after January 31, 2000 until the termination of the Loan Documents.

         4.2. Periodic Financial Statements and Compliance Certificates.

                  4.2.1. Monthly Reporting.

                           a. Monthly Financial  Statements.  Within thirty (30)
calendar days after the end of each calendar month (including the last calendar month of each year), Borrowers must prepare and deliver to Administrative Agent and each Lender (i) a complete set of unaudited internal monthly financial statements that are in form and substance reasonably acceptable to
Administrative Agent and (ii) a customer report setting forth the number of Customers and Access Lines as of the end of such month (including (x) information as to which state and zones such Customers and Access Lines are in, and (y) which Customers and Access Lines are residential and which are commercial, and (z) what percentage of such Customers and Access Lines use long distance services provided by Borrowers). Together with the monthly financial statements, Administrative Agent and each Lender must also receive a certificate (using the form attached as Exhibit 4.2) executed by a senior executive officer of each Borrower that is acceptable to Administrative Agent (a) stating that the financial statements fairly present the financial condition of each Borrower as of the date thereof and for the periods covered thereby and (b) calculating, as of the end of such monthly period, the then-current amounts for Attrition Rate , Aggregate Attrition Rate, Bad Debt Rate and Aggregate Bad Debt Rate, and (c) certifying that, to the best of such officer's knowledge (after due inquiry) as of the date of such certificate there is not any existing Default or Event of Default.

                           b.  Borrowing  Base  Certificate.   Within  ten  (10)
calendar days after the end of each month (including the last calendar month of each year), Borrowers must prepare and deliver to Administrative Agent and each Lender a borrowing base and compliance certificate substantially similar in form and content with the form of borrowing base and compliance certificate attached as Exhibit 4.2. hereto.

                  4.2.2. Quarterly Financial Statements. Within forty-five (45) calendar days after the end of each fiscal quarter (including the fourth fiscal quarter of each year), Borrowers must prepare and deliver to Administrative Agent and each Lender unaudited quarterly consolidating financial statements, in form and substance as required by and acceptable to Administrative Agent. Such financial statements must include a balance sheet and an income statement (with appropriate notes and schedules). Such financial statements must be prepared in accordance with GAAP consistently applied (except as approved by Administrative Agent in its sole and absolute discretion). Together with the quarterly financial statements, Administrative Agent and each Lender must also receive a certificate executed by the chief financial officer or such other senior executive officer of Access One as is acceptable to Administrative Agent (a) stating that the financial statements fairly present the financial condition of each Borrower as of the date thereof and for the periods covered thereby, and (b) calculating, as of the end of such monthly period, the then-current amount for the Available Credit Portion, and
(c) providing a reconciled calculation demonstrating compliance with each financial covenant and ratio under Section 4.1 (using the form attached as Exhibit 4.2), and (d) certifying that as of the date of such certificate there is not any existing Default or Event of Default.

                  4.2.3. Annual Financial Statements.  Within one hundred twenty
(120) calendar days after the close of each fiscal year, Borrowers must prepare and deliver to Administrative Agent and each Lender a complete set of audited annual consolidated financial statements (with accompanying notes and consolidating schedules). Such financial statements (a) must include the types of financial statements and information required on a quarterly basis under this
Section 4.2 as well as a cash flow statement and a reconciliation of consolidated net worth, and (b) must be prepared in accordance with GAAP consistently applied, and (c) must be certified without qualification by an independent certified public accounting firm satisfactory to Administrative Agent. Together with the annual financial statements, Administrative Agent and each Lender must also receive all related management letters prepared by such accountants and a certificate signed by such accountants, (a) stating that the financial statements fairly present the consolidated financial condition of each Borrower as of the date thereof and for the periods covered thereby, and (b) providing a reconciled calculation demonstrating compliance with each financial covenant and ratio under Section 4.1, and (c) calculating, as of the end of such fiscal year, the then-current amount for the Available Credit Portion, and (d) certifying that as of the date of such certificate, to the best of such accountant's knowledge (after due inquiry), there is not any existing Default or Event of Default.

         4.3. Other Financial and Specialized Reports.

                  4.3.1. Financial Forecasts; Operating Budgets. Within 10 Business Days after receiving, preparing, materially revising or otherwise assembling any periodic budgets or financial forecasts, Borrowers must deliver a complete copy thereof to Administrative Agent and each Lender. In addition, Borrowers must prepare and deliver to Administrative Agent and each Lender a final annual operating budget (in form and substance satisfactory to Administrative Agent) at least 30 calendar days prior to the beginning of each fiscal year.

                  4.3.2. Additional Material Contracts, Licenses and Authorizations. Each Borrower (a) will notify Administrative Agent in writing within 90 calendar days after executing or becoming bound by any contract, agreement, License or other Authorization that should have been listed on
Schedule 3.5A, Schedule 3.8 or Schedule 3.9 if it had existed as of the Closing Date, and (b) will concurrently update Schedule 3.5A, Schedule 3.8 or Schedule
3.9 (as appropriate).

                  4.3.3. Tax Returns. Within 10 Business Days after the date that any Borrower makes any filing with the Internal Revenue Service relating to its liability for income taxes (or otherwise delivers to any equity owner of such Borrower annual tax and capital information on Form K-1), such Borrowers must deliver a complete copy thereof to Administrative Agent and each Lender.

                  4.3.4. SEC Filings and Press Releases. Within 10 Business Days after the date that any Borrower or any organization that owns or controls at least 50% of any class of equity interests of any Borrower makes any filing with the Securities Exchange Commission (whether as a registration statement or a filing on Form 8-K, Form 10-K, Form 10-Q, or otherwise) or issues any press release, Borrowers must deliver a complete copy thereof to Administrative Agent and each Lender.

         4.4. Fiscal Year. Each Borrower will maintain a fiscal year that has a October 31st year end.

         4.5. Books and Records; Maintenance of Properties. Each Borrower will keep and maintain satisfactory and adequate books and records of account in accordance with GAAP. Each Borrower will also keep, maintain and preserve all of its property and assets in good order and repair (ordinary wear and tear excepted).

         4.6. Existence and Good Standing. Each Borrower will preserve and maintain (a) its existence as a corporation under the laws of its jurisdiction of organization, and (b) its good standing in all jurisdictions where it conducts business, and (c) the validity of all its Authorizations and Licenses required or otherwise appropriate in the conduct of its businesses.

         4.7. Deposit Accounts. Borrowers (a) will maintain commercial deposit accounts only at federally insured depository institutions rated as "well capitalized" by their primary federal regulator and (b) will provide Administrative Agent with written notice of the institution's name and location and the account name and number with respect to each such account within twenty
(20) calendar days after opening or acquiring any such account. The institution's name and location and the account name and number for each such account currently in existence, as well as an approximate current balance (i.e., a current balance at any time within the preceding thirty (30) calendar days), are listed on Schedule 4.7.

         4.8. Insurance; Disaster Contingency.

                  4.8.1. General Insurance Provisions. Each Borrower will keep all of its property and assets fully covered by insurance with reputable and financially sound insurance companies (reasonably acceptable to Administrative Agent). Each Borrower must also maintain such protection against such hazards and liability (including casualty, liability, fire, flood, business interruption, earthquake, workmen's compensation, and other material risks to its property and business), in such amounts and with such deductibles as is customary in the relevant industry and appropriate under the relevant circumstances (and, in each instance, as is reasonably acceptable to Administrative Agent). If any Borrower fails or refuses to obtain or maintain any such insurance coverage, then Administrative Agent (at its election) may (but is not obligated to) obtain and maintain such insurance coverage on behalf of such Borrower, and the premiums and other costs thereof (a) will be included in the indebtedness hereunder secured by the Collateral and (b) will be due and payable by such Borrower to

Administrative Agent immediately upon demand. Each such policy for liability insurance must name Administrative Agent as loss payee, and each such other policy for insurance must name Administrative Agent as loss payee and as additional insured. Each such policy must also require the insurer to furnish Administrative Agent with written notice at least 25 calendar days prior to any termination, cancellation or lapse of coverage and must provide Administrative Agent with the right (but not the obligation) to cure any non-payment of premium. Upon Administrative Agent's request, each Borrower (from time to time) will furnish Administrative Agent with proof of such insurance (in form and substance acceptable to Administrative Agent) and a copy of the related policy.

                  4.8.2. Disaster Recovery and Contingency Program. Each Borrower will maintain (and at least annually review the sufficiency of) a disaster recovery and contingency plan that addresses each Borrower's plans for continuing operations upon the occurrence of a natural disaster or other event that destroys or prevents the use of or access to such Borrower's primary computer systems, information databases, software applications, business records and operations facility and/or such Borrower's switch sites. Such contingency plan will also specifically assess the exposure within such Borrower's computer systems, information databases and software applications to the "Year 2000" problem (including, the inability to correctly process dates or time periods after December 31, 1999 or time periods that span centuries). To the extent that any such exposure exists, then such contingency plan must also provide a method and process for mitigating and correcting such risks. Such contingency plan at all times must be in form and substance reasonably acceptable to Administrative Agent. Upon request, each Borrower will provide Administrative Agent with a current copy of such plan.

         4.9. Loan Purpose. Borrowers will use the proceeds of each Advance hereunder exclusively as set forth in Section 1.1.3.

         4.10. Taxes. Each Borrower will pay and discharge all taxes, assessments or other governmental charges or levies imposed on it or any of its property or assets prior to the date upon which any penalty for non-payment or late payment is incurred, unless (a) the same are then being contested in good faith by appropriate proceedings diligently prosecuted, and (b) adequate reserves therefor acceptable to Administrative Agent have been established, and
(c) Administrative Agent has been notified thereof in writing, and (d) the consequences of such non-payment (in Administrative Agent's reasonable judgment) will not have a Material Adverse Effect.

         4.11. Management Changes. Borrowers will notify Administrative Agent in writing within thirty (30) calendar days after any dismissal, change in title or change in status of any vice president or more senior officer of any Borrower.

         4.12. Litigation and Administrative Proceedings. Each Borrower will notify Administrative Agent in writing immediately upon the institution or commencement of any litigation, legal or administrative proceeding, or labor controversy (a) with a purported amount in controversy in excess of $100,000, or
(b) that could otherwise reasonably be expected to have or cause a Material Adverse Effect.

         4.13. Monitoring Compliance; Occurrence of Certain Events. Each Borrower at all times will maintain (and comply with) commercially reasonable procedures and systems designed to monitor compliance and to detect instances of non-compliance with the Loan Documents. Each Borrower will notify Administrative Agent in writing immediately upon (a) the occurrence of any Default or Event of Default hereunder, or (b) the occurrence of any Default or Event of Default under any other Loan Document, or (c) the happening of any event or the assertion or threat of any claim that could reasonably be expected to have or cause a Material Adverse Effect.

         4.14. Compliance with Laws. Each Borrower will comply in all material respects (a) with all material laws, rules, regulations and orders (federal, state, local and otherwise) applicable to its business, and (b) with the provisions and requirements of all Authorizations. Each Borrower will notify Administrative Agent immediately in detail of any actual or alleged material failure to comply with or violation of any such laws, rules, regulations or orders, or under the terms of any of such Authorizations, or of the occurrence or existence of any facts or circumstances that with the passage of time, the giving of notice or otherwise could create such a failure to comply or violation or could reasonably be expected to occasion the termination of any of such Authorization. Such "material" laws, rules, regulations and orders shall include, as applicable, (i) the Federal Communications Act and each State Communications Act and the rules, regulations, policies, procedures and orders of the FCC and each such State PUC, and (ii) the Environmental Control Statutes, and, (iii) ERISA.

         4.15. Further Actions.

                  4.15.1. Additional Collateral. Each Borrower will execute, deliver and record (or, as appropriate, cause the execution, delivery and recordation) at any time upon Administrative Agent's request and in form and substance reasonably satisfactory to Administrative Agent, any of the following instruments in favor of Administrative Agent as additional Collateral hereunder:
(a) mortgages, deeds of trust and/or assignments on or of any real or personal property owned, leased or licensed by it, and (b) certificates of title encumbrances against any of its titled vehicles, and (c) any other like assignments or agreements specifically covering any of its properties or assets (including assignments of any patents, trademarks, copyrights, databases, trade secrets and other forms of intellectual property and deposit account control agreements), and (d) any financing or continuation statements requested by Administrative Agent.

                  4.15.2. Further Assurances. From time to time, each Borrower will execute and deliver (or will cause to be executed and delivered) such supplements, amendments, modifications to and/or replacements of the Loan Documents and such further instruments as may be reasonably required to effectuate the intention of the parties to (or to otherwise facilitate the performance of) the Loan Documents.

                  4.15.3. Estoppel Certificates. Upon Administrative Agent's request, each Borrower will execute, acknowledge and deliver (or, as appropriate, cause the execution, acknowledgment and delivery) to such Persons as Administrative Agent may request a statement in writing certifying as follows (to the best of its knowledge, after diligent inquiry): (a) that the Loan Documents (as amended, if applicable) are unmodified and in full force and effect, and (b) that the payments under the Loan Documents required to be paid by Borrowers have been paid, and (c) the then unpaid principal balance of Facilities hereunder, and (d) whether or not any Default is then occurring under any of the Loan Documents and, if so, specifying each such Default of which the signer may have knowledge, and (e) whether or not any Borrower is then entitled to assert any claims, defenses or causes of action that would impose any liability upon Administrative Agent or any Lender or that would otherwise challenge the enforceability any Loan Document or any provision thereof (including, the existence of any so-called "Lender Liability" claims or defenses). Unless such Borrower otherwise consents (which consent will not be unreasonably withheld, delayed or conditioned), Administrative Agent must give such Borrower at least ten (10) Business Days to complete and deliver any such certificate. Each Borrower understands and agrees that any such certificate delivered pursuant to this Section may be relied upon by Administrative Agent, each Lender, and, if different, by the recipient thereof.

                  4.15.4. Waivers and Consents. At any time upon Administrative Agent's request, each Borrower will use its best efforts to obtain and deliver (in form and substance reasonably satisfactory to Administrative Agent) a waiver or consent to the assignment to Administrative Agent of any contract, lease, Authorization or other agreement to which it is a party.

                  4.15.5. Access and Audits. Administrative Agent and each Lender (from time to time at its discretion) may conduct audits of the Collateral and of the performance and operations of any Borrower. Each Borrower (upon Administrative Agent's request from time to time) will use its best efforts to provide Administrative Agent and each Lender (and their representatives and agents) with reasonable access to such Borrower's management personnel, books and records, property and operations (including its financial records), whether such property, books and records are in the possession of such Borrower or are in the possession of a third party (including the possession of such Borrower's Affiliates, accountants and legal counsel). In connection with any such audit, Administrative Agent and each Lender may also make notes and copies of (and extracts from) relevant records.

                  4.15.6. Attendance at Board of Directors Meetings. Any Lender (from time to time at its discretion and at its sole cost and expense) may attend (in person or by telephone or other means) any or all meetings of the board of directors of any Borrower (including the meetings of any committees or sub-committees thereof). Borrowers will provide each Lender with written notice thereof at least five (5) Business Days prior to each such physical meeting and at least two (2) Business Days prior to each such telephonic or other meeting and also will provide each Lender with a copy of all written communications, minutes and materials distributed in connection therewith. Notwithstanding the foregoing, at the request of Borrowers, representatives of such Lenders will temporarily leave a meeting of the board of directors if such action is necessary to preserve the Borrowers' attorney-client privilege with respect to such meetings or the information disseminated therein.

         4.16. Costs and Expenses. Borrowers will pay or reimburse Administrative Agent and each Lender for all fees and costs (including all reasonable attorneys' fees and disbursements and the reasonable fees and disbursements of in-house counsel and documentation personnel) that Administrative Agent or any Lender may pay or incur in connection with (a) the preparation, negotiation and review of the Loan Documents, any waivers, consents and amendments in connection herewith or therewith and all other documentation related hereto or thereto, and (b) the funding of the indebtedness or any Advance hereunder, and (c) the initial and continuing perfection or protection of Administrative Agent's or any Lender's interest in any of the Collateral, and
(d) the collection or enforcement of any of the Loan Documents, and (e) the periodic examination and auditing of the Collateral and the books, records and operations of Borrowers, and (f) Administrative Agent's release of its interests in the Collateral in accordance with the terms of the Loan Documents. Borrowers will pay any and all recordation taxes or other fees due upon the filing of the financing statements or documents of similar effect required to be filed under the Loan Documents, and will provide Administrative Agent with a copy of any receipt or other evidence reflecting such payments. All obligations provided for in this Section shall survive the termination of this Agreement and/or the repayment of indebtedness hereunder.

         4.17. Other Information. Each Borrower will provide Administrative Agent with any other documents and information (financial or otherwise) reasonably requested by Administrative Agent or its counsel from time to time.

         4.18. Additional FCC and Other Regulatory Affirmative Covenants. Without limiting the generality of the foregoing affirmative covenants, each Borrower further covenants and agrees as follows:

                  4.18.1. Service Interruption. Each Borrower will notify Administrative Agent in writing within 36 hours after any period during which the transmission at any switch facility owned or used by any Borrower is interrupted or curtailed for an aggregate of 24 hours or more (whether or not consecutive) during any period of 48 consecutive hours. Each Borrower will make every effort to restore such transmission as soon as possible to the level that was obtained prior to such interruption or curtailment.

                  4.18.2. Correspondence, Orders and Filings. Within 5 Business Days after mailing or receipt (as applicable), each Borrower will provide Administrative Agent with a copy of each significant or material correspondence, application or filing with, to or from the FCC or any State PUC. Within 5 Business Days after the release of any order of the FCC or any State PUC (a) designating or proposing to designate an application by any Borrower to the FCC or a State PUC for an evidentiary hearing, or designating or proposing to designate for an evidentiary hearing the possible non-renewal, revocation or modification of any License or Authorization issued to it by the FCC or a State PUC, or (b) imposing a fine, penalty or other forfeiture upon any Borrower, or
(c) initiating any other enforcement action against any Borrower, or as soon as any Borrower ascertains that any such order will be forthcoming from the FCC or any State PUC, then such Borrower must notify Administrative Agent of the same and, if any such order has been issued by the FCC or a State PUC, must provide a copy of such order to Administrative Agent.

         4.19. Location of Operating Assets. Borrowers (i) will maintain all of the operating assets associated with their telecommunications business activities (including all FCC and State PUC Authorizations) in The Other Phone Company ("TOPC") or a wholly-owned Subsidiary thereof and (ii) will not permit any of such assets to be owned or controlled by Access One.

         4.20. Post-Closing Items.

         a. Business Interruption Insurance. Within 90 calendar days after the Closing Date, Borrowers will obtain business interruption insurance (that is in form and substance reasonably satisfactory to Administrative Agent) and will provide Administrative Agent with evidence thereof.

         b. SIRCO Unwind Transaction. By September 15, 1999, Access One must have entered into an unwind transaction with SIRCO (that is in form and substance reasonably acceptable to Administrative Agent) pursuant to which shall Access One exchange 1,420,000 shares of SIRCO for 1,775,000 shares of Access One.

         c. Delivery of Termination Statements and Stock. Within 5 Business Days after the Closing Date, Borrowers must deliver to Administrative Agent or Administrative Agent's counsel (i) certificates evidencing all shares of TOPC owned by Access One, and (ii) certificates evidencing all shares of SIRCO owned by Access One, and (iii) certificates evidencing all shares of Access One owned by Wesley Minella or Pursuit Holding Corp., Inc., and (iv) UCC-3 Termination Statements executed by an authorized officer of RFC terminating all liens of RFC in the assets and/or equity of any Borrower.

         d. Estoppel Agreement with Bell South. Borrowers will use their best efforts to obtain, within 30 calendar days after the Closing Date, estoppel and consent agreements (in form and substance reasonably acceptable to Administrative Agent) from Bell South Telecommunications, Inc.

         e. Schedules. Within 10 Business Days after the Closing Date, Borrowers shall deliver disclosure schedules (that are in form and substance acceptable to Administrative Agent) to the Security Agreement and the Pledge Agreement.

         f. Good Standing. Within 5 Business Days after the Closing Date, Access One shall deliver to Administrative Agent evidence of its good standing in the states of New Jersey and Florida and TOPC shall deliver to Administrative Agent evidence of its good standing in the states of Georgia and North Carolina . Within 10 Business Days after the Closing Date, Borrowers shall file such documents with the Secretary of State of Florida as are necessary to reflect the correct legal name of Access One on its Florida foreign qualification documents and shall provide Administrative Agent with evidence of such filings (in form and substance reasonably acceptable to Administrative Agent).

         g. Regulatory Status Compliance Opinion. By July 15, 1999, Borrowers will cause Technologies Management Inc. to update its Regulatory Compliance Status Opinion dated June 30, 1999 to include an opinion as to whether any Borrower must receive consent from or file a notification with any applicable State PUC in order to incur the Obligations or to issue the Option, Warrants and/or Warrant Shares.

         h. Correction of Stock Certificates. By July 15, 1999, Access One (a) will re-issue stock certificates to its owners reflecting its current and correct name and (b) will deliver such stock certificates to Administrative Agent.

                         ARTICLE 5: NEGATIVE COVENANTS

         Each Borrower (jointly and severally) hereby covenants and agrees that, so long as any indebtedness remains outstanding hereunder, each Borrower will comply with the following negative covenants (unless Required Lenders through Administrative Agent otherwise consent in writing, which consent will not be unreasonably withheld while no Default is occurring):

         5.1. Capital Expenditures. Borrowers (on a consolidated basis) will not incur Capital Expenditures in any fiscal year in excess of $250,000. Notwithstanding the foregoing, no Borrower may make any such Capital Expenditure to acquire all or any substantial portion of the assets or equity of another business enterprise (unless explicitly permitted by Section 5.7). Further notwithstanding the foregoing, Borrowers may incur an additional $400,000 in Capital Expenditures during the 12 calendar months immediately following the Closing Date provided that such Capital Expenditures are for the purpose of leasing equipment for the provision of digital subscriber services.

         5.2. Additional Indebtedness. No Borrower will borrow any monies or create, incur, assume or permit to exist any additional indebtedness, obligations or liabilities (including monitory obligations evidenced by a promissory note and monetary obligations under non-compete and consulting arrangements) except as follows (collectively, the "Permitted Indebtedness"):

                  a. Borrowings from Lenders hereunder; and

                  b. Trade indebtedness, if and to the extent (i) such indebtedness is incurred in the normal and ordinary course of business for value received and (ii) such indebtedness (to the extent it exceeds $10,000 to any single vendor) is paid on a current basis or is less than 60 calendar days past due; and

                  c. Indebtedness and obligations incurred TO PURCHASE FIXED OR CAPITAL ASSETS, consistent with the restrictions in Section 5.1 and Section 5.5, provided, however, that (1) the aggregate amount of such asset acquisition indebtedness outstanding at any time (together with the aggregate amount of Capital Lease indebtedness outstanding under Subsection 5.2.d) may not exceed $150,000 (plus any asset acquisition indebtedness incurred in connection with the acquisition of equipment for the provision of digital subscriber services (to the extent such acquisitions are expressly permitted under Section 5.1 during the 12 calendar months immediately following the Closing Date)), and (2) such indebtedness must be immediately included in the calculation of Funded Debt, and (3) such fixed or capital assets being purchased may not constitute
(a) customized application software or systems integration software, or (b) equity interests in or substantially all of the assets of another enterprise other than Permitted Investments, or (c) any other asset the loss of which could reasonably be expected to have or cause a Material Adverse Effect; and

                  d. Indebtedness and obligations incurred UNDER CAPITAL LEASES, consistent with the restrictions in Section 5.1 and Section 5.5, provided, however, that (1) the aggregate amount of such Capital Lease indebtedness outstanding at any time (together with the aggregate amount of asset acquisition indebtedness outstanding under Subsection 5.2.c) may not exceed $150,000 (plus any Capital Lease indebtedness incurred in connection with the lease of equipment for the provision of digital subscriber services (to the extent such leases are expressly permitted under Section 5.1 during the 12 calendar months immediately following the Closing Date)), and (2) such indebtedness must be immediately included in the calculation of Funded Debt, and (3) such fixed or capital assets being leased may not constitute (a) customized application software or systems integration software, or (b) any asset the loss of which could reasonably be expected to have or cause a Material Adverse Effect; and

                  e. Indebtedness in favor of another Borrower if and to the extent permitted under Section 5.4(b); and

                  f. Indebtedness existing as of the Closing Date under the Espire Note; and

                  g. Subordinated Indebtedness if and to the extent permitted under Section 5.11; and

                  h. Such indebtedness listed on Schedule 5.2 with the prior written consent of Lenders through Administrative Agent (which consent will not be unreasonably withheld while no Default is occurring). Unless Lenders through Administrative Agent otherwise expressly consent in writing (or unless otherwise specified on Schedule 5.2), all indebtedness listed on Schedule 5.2 must be included in the calculation of Funded Debt.

         5.3. Guaranties. No Borrower will guarantee, assume or otherwise be or agree to become liable in any way, either directly or indirectly, for any additional indebtedness or liability of any other Person, except as follows (collectively, the "Permitted Guaranties"): (a) in favor of Lenders or
Administrative Agent, or (b) to endorse checks, drafts and negotiable instruments for collection in the ordinary course of business, or (c) as listed on Schedule 5.3 with the consent of Lenders, or (d) to the extent that Lenders through Administrative Agent otherwise consent in writing.

         5.4. Loans. No Borrower will make any loans or advances to any other Person, except as follows (collectively, the "Permitted Loans"): (a) loans to employees that do not exceed $5,000 to any individual employee and do not at any time in the aggregate outstanding exceed $25,000 among all such loans to all such employees and (b) as listed on Schedule 5.4 with the consent of Lenders through Administrative Agent.

         5.5. Liens and Encumbrances; Negative Pledge. No Borrower will create, permit or suffer the creation or existence of any Liens on any of its property or assets (real or personal, tangible or intangible), except as follows (collectively, the "Permitted Liens"):

                  a. Liens in favor of Administrative Agent as security for the Obligations under the Loan Documents; and

                  b. Liens arising in favor of sellers or lessors for indebtedness and obligations incurred to purchase or lease fixed or capital assets as permitted under Section 5.2.c or Section 5.2.d, provided, that (1) such Liens secure only the indebtedness and obligations created thereunder (but not any related monetary obligations under non-compete and consulting arrangements) and are limited to the assets purchased or leased pursuant thereto, and (2) such fixed or capital assets do not constitute (a) customized application software or systems integration software, or (b) equity interests in or substantially all of the assets of another enterprise, or (c) any other asset the loss of which could reasonably be expected to have or cause a Material Adverse Effect; and

                  c. Liens for taxes, assessments or other governmental charges (federal, state or local) that are not yet delinquent or that are then being currently contested in good faith by appropriate proceedings diligently prosecuted, provided, however, that (1) the existence of such Liens and challenge of such charges must have been fully disclosed to Administrative Agent, and (2) adequate reserves therefor in accordance with GAAP must have been established, and (3) such Liens (in Administrative Agent's reasonable opinion) could not reasonably be expected to have or cause a Material Adverse Effect; and

                  d. Deposits in the ordinary course of business to secure obligations under workmen's compensation, unemployment insurance or social security laws or similar legislation; and

                  e. Deposits to secure performance or payment bonds, bids, tenders, contracts, leases, franchises or public and statutory obligations required in the ordinary course of business; and

                  f. Deposits to secure surety, appeal or custom bonds required in the ordinary course of business; and

                  g. Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not past due or for sums being currently contested in good faith by appropriate proceedings diligently prosecuted, provided, however, that (1) the existence of such Liens and challenge of such sums allegedly due must have been fully disclosed to Administrative Agent, and (2) adequate reserves therefor in accordance with GAAP must have been established, and (3) such Liens (in Administrative Agent's reasonable opinion) could not reasonably be expected to have or cause a Material Adverse Effect; and

                  h. Easements, rights-of-way, restrictions and other similar encumbrances on real property of a Borrower that, independently and in the aggregate, do not (1) materially interfere with the occupation, use or enjoyment by such Borrower of the property or assets encumbered thereby in the normal course of business or (2) materially impair the value of the property subject thereto; and

                  i. Liens listed on Schedule 5.5 with the consent of Required Lenders through Administrative Agent (which consent will not be unreasonably withheld while no Default is occurring).

No Borrower will similarly covenant to or in favor of any other Person that it will not create, permit or suffer the creation or existence of any Liens on any of its property or assets. In addition, no Borrower will purchase or otherwise acquire any additional assets (including any leasehold interest therefor) unless Administrative Agent's interest in such property either (a) is already covered and perfected pursuant to an existing and effective UCC-1 financing statement, fixture filing, mortgage and/or leasehold mortgage (as appropriate) in favor of Administrative Agent or (b) otherwise becomes properly perfected within 5 calendar days after any such acquisition by such Borrower's filing (at its expense) all necessary UCC-1 financing statements, fixture filings, mortgages and/or leasehold mortgages (as appropriate, and in form and substance reasonably acceptable to Administrative Agent). Moreover, no Borrower will establish or maintain any "securities account" with any "securities intermediary" (as such terms are defined in Article 8 of the UCC) except as permitted under Section 5.7.

         5.6. Transfer of Assets. No Borrower will sell, lease, transfer or otherwise dispose of all or substantially all of its assets. In addition, no Borrower will sell, lease, transfer or otherwise dispose of any of its assets other than as follows (collectively, the "Permitted Transfers"): pursuant to a transaction with an unrelated third party in the normal and ordinary course of business for value received and otherwise in accordance with the terms hereof (including Section 1.1.6.5.c).

         5.7. Acquisitions and Investments. No Borrower will purchase or otherwise acquire (including by way of share exchange) any part or amount of the equity ownership or assets of, or make any investments in, any other corporation, partnership, limited liability company or other venture or enterprise. Notwithstanding the foregoing, Borrowers may acquire or invest in the following (collectively, the "Permitted Investments"):

                  a. Government and agency securities backed by the full faith and credit of the U.S. federal government; and

                  b. Commercial paper of a U.S. domestic issuer rated A-1+ or A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. and maturing not more than 90 calendar days from the date of acquisition thereof; and

                  c. Certificates of deposit (maturing within 12 calendar months after the date of issuance), time deposits, other deposits and bankers' acceptances issued by or established with U.S. federally insured commercial banks rated as "well capitalized" by their primary federal regulators, and having unimpaired capital and unimpaired surplus (collectively) of at least $250 million, and whose commercial paper (or commercial paper that is supported by such bank's letter of credit or commitment to lend) is rated as A-1+ or A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc.; and

                  d. Assets acquired  pursuant to  transactions  permitted under
Section 5.1 or Section 5.2; and

                  e. Inventory sold in the ordinary course of business for value received; and

                  f. Equity interests in other Borrowers; and

                  g. Investments existing as of the Closing Date in the capital stock of SIRCO provided that such capital stock is held in a securities account that is subject to a control agreement in favor of Administrative Agent (that is in form and substance satisfactory to Administrative Agent); and

                  h. Acquisitions of other Persons or entities provided that (a) no Default or Event of Default exists at the time of such acquisition or would be caused thereby, and (b) Lender is provided with prior written notice of such acquisitions at least 15 calendar days prior to the occurrence thereof, and (c) all assets acquired in connection with such acquisitions are pledged and/or encumbered in favor of Lender with first lien priority, and (d) the total amount of such acquisitions do not exceed $100,000 in the aggregate during any calendar year; and

                  i. Investments listed on Schedule 5.7 with the consent of Required Lenders through Administrative Agent (which consent will not be unreasonably withheld while no Default is occurring).

No Borrower will establish or maintain any "securities account" with any "securities intermediary" (as such terms are defined in Article 8 of the UCC), unless a control agreement acceptable in form and substance to Administrative Agent is first executed by such "securities intermediary" securing Administrative Agent's first priority interest and rights in and to all "financial assets" and "security entitlements" associated with such "securities account."

         5.8. New Ventures; Mergers. No Borrower will (a) enter into any new business activities or ventures not directly related to its current business, or
(b) merge or consolidate with or into any other corporation, partnership, limited liability company or other organization, or (c) create or acquire (or cause or permit the creation or acquisition of) any Subsidiary or Affiliate (except the hiring of officers and directors). Notwithstanding the foregoing, TOPC may create or acquire (or cause or permit the creation or acquisition of) one or more wholly-owned Subsidiaries provided that (1) each such Subsidiary (at Required Lenders' sole discretion) becomes a "Borrower," "Guarantor" and/or "Obligor" under the Loan Documents, and (2) a first priority security interest in and pledge of 100% of the assets and equity of each such Subsidiary is perfected in favor of Administrative Agent as additional Collateral under the Loan Documents (except as otherwise permitted under Section 5.5).

         5.9. Transactions with Affiliates. No Borrower will enter into any transaction or agreement with any Subsidiary, Affiliate or other related enterprise except as follows: (a) reasonable and customary compensation arrangements in the ordinary course of business with its officers and directors, and (b) guaranties (if any) to the extent permitted by Section 5.3, and (c) employee loans (if any) to the extent permitted under Section 5.4, and (d) reasonable and customary asset transfers among Borrowers (if any) to the extent permitted under Section 5.6, and (e) reasonable dividends and distributions (if any) to the extent permitted by Section 5.10, and (f) reasonable and customary management fees (if any) to the extent permitted under Section 5.12, and (g) transactions in the ordinary course of business between Borrowers.

         5.10. Distributions or Dividends. No Borrower will declare or make (directly or indirectly) any payment or distribution with respect to, or incur any liability for the purchase, acquisition, redemption or retirement of, any of its equity interests (including warrants therefor) or as a dividend, return of capital or other payment or distribution of any kind to any holder of any such equity interest.

         5.11. Payment of Subordinated Indebtedness. No Borrower will incur or make any payments on Subordinated Indebtedness except as permitted by this Section or by a separate intercreditor or subordination agreement executed between such other creditor and Administrative Agent. Notwithstanding the foregoing, if any Subordinated Indebtedness is subsequently authorized by Lenders and if any Default occurs under the Loan Documents, then no Borrower will make any further payments in connection with its Subordinated Indebtedness unless and until such Default has been waived or cured to Administrative Agent's and Lenders' satisfaction.

         5.12. Payment of Management Fees and Other Compensation. No Borrower will pay any funds or otherwise incur or accrue any liabilities for any management or related services except (a) reasonable and customary compensation to bona fide full-time resident employees of such Borrower (other than Ken Baritz and Kevin Griffo), and (b) reasonable and customary compensation to Ken Baritz and Kevin Griffo pursuant to their Employment Agreements, and (c) as otherwise permitted by this Section.

         5.13. Issuance of Additional Equity. No Borrower will permit the issuance, reissuance, conversion or exercise of any equity interests (common stock, preferred stock, partnership interests, member interests or otherwise) or any options, warrants, convertible securities or other rights to purchase such beneficial or equity interest. Notwithstanding the foregoing, a Borrower may issue additional equity interests provided that: (a) such Borrower has provided written notice thereof to Administrative Agent at least 15 Business Days prior to such issuance (which notice must at least describe the type and amount of equity interests being purchased, the consideration to be received by such Borrower in exchange for such issuance, and the identity of the purchaser), and
(b) such equity interests are pledged to Administrative Agent (with a first lien priority) as additional Collateral hereunder at the time of issuance thereof using documentation that is in form and substance reasonably acceptable to Administrative Agent, and (c) the proceeds thereof are utilized in a manner in compliance with Section 1.1.6.5.c, and (d) no Default or Event of Default then exists under the Loan Documents or would otherwise result from the issuance of such equity interest (including a Default under the change in control restrictions set forth in Section 7.1.8).

         5.14. Removal of Assets. No Borrower will remove or permit the removal of any asset or group of assets (with a collective fair market value exceeding $10,000) to a jurisdiction or a county in which no financing statement on Form UCC-1 has been filed naming Administrative Agent as "secured party" with respect to such assets. Notwithstanding the foregoing, a Borrower may remove the following types of assets under the following conditions: (a) temporary removal of equipment for repair or replacement provided that (to the extent that the fair market value of such equipment in the aggregate exceeds $25,000) Administrative Agent has received prior written notice thereof indicating the type of equipment, its approximate fair market value, the destination location and an estimate of the length of time that such equipment will be removed from the relevant jurisdiction, and (b) booths, displays, marketing materials and related accompanying equipment of a Borrower being used temporarily in connection with marketing such Borrower's business at trade shows or otherwise (provided that the aggregate fair market value thereof does not exceed $25,000), and (c) portable computers and related accompanying equipment being used by the officers, employees and independent representatives of a Borrower in connection with accomplishing such Borrower's business activities at home offices or otherwise (provided that the aggregate fair market value thereof does not exceed $25,000). Moreover, no Borrower will move the location of its chief executive office (or change its official mailing address) without providing Administrative Agent with prior written notice thereof.

         5.15. Modifications to Organic Documents. No Borrower will (a) amend or otherwise modify any of its Organic Documents, or (b) change its official name, its operating names or the names under which it executes contracts and conducts business.

         5.16. Terms of and Modifications to Material Relationships. No Borrower will (and will not permit any other party to) cancel, terminate, amend, modify or otherwise alter (a) any Subordinated Indebtedness, or (b) any agreement regarding the provision of management services to any Borrower, or (c) any Employment Agreement, or (d) any Material Contract listed (or contract that should be listed) on Schedule 3.8. In addition, each Borrower will use commercially reasonable efforts to ensure that no Material Contract entered into by any Borrower after the Closing Date (including the renewal or extension of any Material Contract existing as of the Closing Date) will restrict any Borrower's ability to collaterally assign or encumber such Material Contract in favor of Administrative Agent.

         5.17. Margin Stock Restrictions; Other Federal Statutes. No Borrower will use any of the proceeds hereunder, directly or indirectly, to purchase or carry, or to reduce or retire any indebtedness that was originally incurred to purchase or carry, any Margin Stock or for any other purpose that might constitute the transactions contemplated hereby as a "Purpose Credit" within the meaning of the FRB's Margin Regulations. In addition, no Borrower will engage as its principal business in the extension of credit for purchasing or carrying Margin Stock. No Borrower will cause or permit any Loan Document to violate any other regulation of the FRB or the SEC or any provision of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 or the Small Business Investment Act of 1958, each as amended, or any rules or regulations promulgated under any of such statutes.

             ARTICLE 6: ADDITIONAL COLLATERAL AND RIGHT OF SET OFF

         6.1. Additional Collateral. As additional collateral for the payment of any and all indebtedness and obligations of each Borrower to Administrative Agent or any Lender (whether matured or unmatured, and whether now existing or hereafter incurred or created hereunder or otherwise), each Borrower hereby grants Administrative Agent and each Lender a security interest in and a lien upon all funds, balances and other property of any kind of such Borrower, or in which such Borrower has any interest (limited to the interest of such Borrower therein), now or hereafter in the possession, custody or control of Administrative Agent or such Lender or any Affiliate of Administrative Agent or such Lender.

         6.2. Right of Set-Off. Administrative Agent and each Lender are hereby authorized at any time and from time to time during the existence of an Event of Default hereunder (unless expressly prohibited by applicable law) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) and other indebtedness at any time held or owing by Administrative Agent or any Lender (or any of their Affiliates) to or for the credit or the account of any Borrower against any and all of the indebtedness and monetary obligations of any Borrower now or hereafter existing under the Loan Documents or any other evidence of indebtedness originated, acquired or otherwise held by Administrative Agent or any Lender, irrespective of whether Administrative Agent or such Lender shall have made any demand under the Loan Documents or other indebtedness and although such obligations may be unmatured. Administrative Agent or such Lender agrees to notify Borrowers within a commercially reasonable time after any such set-off and application made by Administrative Agent or such Lender; provided, however, that the failure to give such notice shall not in any way affect the validity of such set-off and application.

         6.3. Additional Rights. The rights of Administrative Agent and each Lender under this Article 6 are in addition to the other rights and remedies (including other rights of set-off) that Administrative Agent and Lenders may have by contract, at law, or otherwise.

                        ARTICLE 7: DEFAULT AND REMEDIES

         7.1. Events of Default. Each of the following events separately constitutes an independent Event of Default hereunder:

                  7.1.1. Payment Obligations. If any payment of principal, interest, fees, expenses, indemnities or other sums payable to Administrative Agent or any Lender under any Loan Document (including under any Note) is not received by Administrative Agent in immediately available funds on the date such payment is due and payable and such failure to receive payment in immediately available funds continues for a period of five (5) Business Days after the due date therefor.

                  7.1.2. Representations and Warranties. If any representation, warranty or other statement made in any Loan Document, or in any written report, schedule, exhibit, certificate, agreement, or other document given by or on behalf of any Borrower or any other Obligor (or otherwise furnished in connection herewith) when made was misleading or incorrect in any material respect.

                  7.1.3. Financial Covenants. If Borrowers default in or fail to observe at any time any of the covenants set forth in Section 4.1.

                  7.1.4. Other Covenants in Loan Documents. If any Borrower or any other Obligor defaults in the full and timely performance when due of any other covenant or agreement contained in any Loan Document (or in any other document or agreement now or hereafter executed or delivered in connection herewith), and (other than with respect to Section 4.20) such default remains uncured for a period of ten (10) Business Days after the earlier of the date that Administrative Agent or any Lender notifies any Borrower thereof or the date that any Borrower otherwise acquires knowledge.

                  7.1.5. Default Under Other Agreements with Administrative Agent or Lenders. If any event of default (as described or defined therein, which term shall include any notice and cure periods provided therein) occurs or exists under the provisions of any other credit agreement, security agreement, mortgage, deed of trust, indenture, debenture, cash management or account agreement, contract, lease or other agreement between any Borrower, any Affiliate of any Borrower or any other Obligor and Administrative Agent or any Lender (or any Affiliate of Administrative Agent or any Lender), unless such default is waived by Administrative Agent or such Lender or cured to Administrative Agent's or such Lender's satisfaction.

                  7.1.6.  Default Under Material  Agreements with Other Parties.
(a) If any Borrower fails or refuses to make any required payment (whether principal, interest or otherwise) with respect to any Funded Debt (or with respect to any guaranty or reimbursement obligation of any such indebtedness) prior to the expiration of any applicable grace period with respect to such payment, or (b) if any such indebtedness for borrowed money is accelerated prior to its express maturity as a result of any default thereunder, or (c) if any event of default (as described or defined therein, which term shall include any notice and cure periods provided therein) occurs or exists under the provisions of any Material Contract listed on Schedule 3.8 (or a contract that should be listed on Schedule 3.8 under the terms hereof).

                  7.1.7. Security Interest. If the security interest or lien in any of the Collateral (with a fair market value exceeding collectively $25,000), other than Collateral consisting of equity ownership interest in Borrowers or in subsidiaries or other securities of Borrowers (for which there is no permissible threshold for non-compliance), at any time does not constitute a legal, valid and enforceable security interest or lien in favor of Administrative Agent.

                  7.1.8. Change of Control.

                           a. If Access One  ceases to own and  control at least
95% of each class of voting securities of TOPC and 100% of each class of voting securities of each other Borrower.

                           b. If Ken  Baritz  or Kevin  Griffo  ceases to hold a
senior management position with active involvement in the management and operations of each Borrower, unless (1) such event is by reason of his or her death or disability and (2) replacement management arrangements satisfactory to Required Lenders (in their sole and absolute discretion) are made within 60 calendar days after such death or within 120 calendar days after the commencement of such period of disability.

                  7.1.9.   Government Action.

                           a. If custody or control of any  substantial  part of
the property of any Borrower is assumed by any governmental agency or any court of competent jurisdiction at the instance of any governmental agency.

                           b.  If  any  governmental   regulatory  authority  or
judicial body makes any other final non-appealable determination that (in Required Lenders' reasonable judgment) could reasonably be expected to have or cause a Material Adverse Effect.

                  7.1.10.  Insolvency.  If any  Borrower or any holder of equity interests of any Borrower (whether as common stock, preferred stock, partnership interest, membership interest or otherwise) (a) becomes insolvent, bankrupt or generally fails to pay its, his or her debts as such debts become due; or (b) is adjudicated insolvent or bankrupt in any proceeding; or (c) admits in writing an inability to pay its, his or her debts; or (d) comes under the authority of a custodian, receiver or trustee (or one is appointed for substantially all of its, his or her property); or (e) makes an assignment for the benefit of creditors; or (f) has commenced against it, him or her any proceedings under any law related to bankruptcy, insolvency, liquidation, dissolution or the reorganization, readjustment or release of debtors that is either not contested or if contested is not dismissed or stayed within thirty (30) calendar days after the commencement thereof; or (g) commences or institutes any proceedings under any law related to bankruptcy, insolvency, liquidation, dissolution or the reorganization, readjustment or release of debtors; or (h) calls a meeting of creditors with a view to arranging a composition or adjustment of debt; or (i) by any act or failure to act that indicates consent to, approval of or acquiescence in any of the foregoing.

                  7.1.11. Additional Liabilities. If any judgment, writ, warrant, attachment or execution or similar process that calls for payment or presents liability in excess of $100,000 is rendered, issued or levied against any Borrower or any of its properties or assets and such liability is not paid, waived, stayed, vacated, discharged, settled, satisfied or fully bonded within thirty (30) calendar days after it is rendered, issued or levied.

                  7.1.12. Business Interruption. If (a) the operations of any switch or switch facility used by any Borrower is interrupted or curtailed at any time for a period in excess of 48 hours (whether or not consecutive) during any period of 10 consecutive calendar days, and a reliable alternative means of service provision is not established within such 48 hour period, and the losses associated with such interruption or curtailment are not fully covered by business interruption insurance or (ii) the operations of any switch or switch facility owned or controlled by any Borrower is interrupted or curtailed at any time for a period in excess of 48 hours (whether or not consecutive) during any period of 10 consecutive calendar days and a reliable alternative means of service provision is not established within such 48 hour period.

                  7.1.13. FCC and Other Regulatory-Action Defaults. In addition to the events described in Section 7.1.9, (a) if any Official Body designates for an evidentiary hearing any applications of any Borrower (or any Affiliate thereof) requesting any Authorization from such Official Body, any Tariff of any Borrower, or any complaint, petition or motion of any third party affecting any requested or then-existing Authorization of any Borrower and Required Lenders reasonably believe that the result thereof could be the termination, revocation, suspension, non-renewal or material (and adverse) modification of any material Authorization held by any Borrower, or (b) if any Official Body terminates, revokes or substantially and adversely modifies any material Authorization of any Borrower (or any Affiliate thereof), or (c) if any Official Body commences an action or proceeding seeking the termination, suspension, revocation, non-renewal or substantial and adverse modification of any material Authorization, or (d) if any material Authorization expires by its terms and is not renewed in a timely manner, or any material agreement which is necessary to the operation of any broadcast facility, transmission site or switch facility expires or is revoked or terminated and is not replaced by a comparable substitute or a substitute reasonably acceptable to Required Lenders. For purposes of this Section 7.1.13, a "material" Authorization is (1) any License or other Authorization issued by the FCC or any State PUC, and (2) any other License or other Authorization (alone or in conjunction with other Licenses and Authorizations then subject to any of the circumstances described in this Section) the loss of which (in Required Lenders' reasonable judgment) could reasonably be expected to have or cause a Material Adverse Effect.

                  7.1.14. Material Adverse Change. If Required Lenders determine in good faith that a Material Adverse Change has occurred with respect to any Borrower from the condition set forth in the financial statements furnished to Administrative Agent and each Lender for the fiscal year ended immediately prior to the Closing Date, or from the condition of any Borrower most recently disclosed to Administrative Agent or any Lender in any other manner.

         7.2. Remedies.

                  7.2.1. Acceleration, Termination and Pursuit of Collateral. At any time during the existence of any Event of Default, at the election of Required Lenders but with notice thereof to a Borrower (unless an Event of Default described in Section 7.1.10 has occurred, in which case acceleration will occur automatically with respect to the entire indebtedness and without any notice), then Lenders (a) may terminate any or all Commitments and/or Facilities, and/or (b) may accelerate the Term Loan Maturity Date, and/or (c) may declare all or any portion of the indebtedness of any or all Borrowers to Lenders (hereunder or otherwise, and including all principal, interest, fees, expenses and indemnities hereunder) to be immediately due and payable. At any time during the existence of any Event of Default, Lenders and Administrative Agent will also have the immediate right to enforce and realize upon any collateral security granted under any Loan Document in any manner or order that Required Lenders or Administrative Agent (at the direction of Required Lenders) deems expedient without regard to any equitable principles of marshaling or otherwise.

                  7.2.2. Other Remedies. In addition to the rights and remedies expressly granted in the Loan Documents, each Lender and Administrative Agent also will have all other legal and equitable rights and remedies granted by or available under all applicable law (including the "self help" and other rights of a secured party under the UCC), and all rights and remedies will be cumulative in nature.

                  7.2.3. Special Regulatory-Related Remedies.

                  a. Each Borrower and Administrative Agent hereby acknowledge their intent that, during the existence of an Event of Default, to the fullest extent permitted by applicable law and governmental policy (including the rules, regulations and policies of the FCC and each State PUC), Administrative Agent will have all rights necessary or desirable to obtain, use and/or sell the assets and operations of each Borrower and the other Collateral, and to exercise all remedies available to Administrative Agent and each Lender under the Loan Documents, the Uniform Commercial Code or other applicable law. Each Borrower and Administrative Agent agree that, if any applicable law or governmental policy changes subsequent to the date hereof that affects in any manner Administrative Agent's rights of access to, or use or sale of, any Borrower's assets or other Collateral (including Authorizations) or the procedures necessary to enable Administrative Agent to obtain such rights of access, use or sale during an Event of Default, then Administrative Agent and each Borrower will amend the Loan Documents (in such manner as Administrative Agent reasonably requests) in order to provide Administrative Agent with all such rights to the greatest extent possible consistent with then-applicable law and governmental policy.

                  b. Each Borrower hereby agrees (during the existence of a Default) to take any actions that Administrative Agent may reasonably request in order to enable Administrative Agent to receive the full rights and benefits granted to Administrative Agent and each Lender by the Loan Documents. Without limiting the generality of the foregoing, at any time during the existence of an Event of Default, at the cost and expense of Borrowers (jointly and severally), each Borrower will use its best efforts to assist and cooperate in obtaining all approvals (including all FCC and State PUC approvals) which are then required by applicable law or contract for or in connection with any action or transaction contemplated by the Loan Documents or the Uniform Commercial Code. Each Borrower further agrees, upon Administrative Agent's request and at the expense of Borrowers (jointly and severally), at any time during the existence of an Event of Default, to prepare, sign, file and diligently prosecute (and to use its best efforts to cause the preparation, execution, filing and diligent prosecution by others) with the FCC the assignor's or transferor's portion of any applications for consent to the assignment of Authorizations or transfer of control thereof necessary or appropriate under the rules of each Official Body for approval of any sale or transfer of any Collateral or any Authorization pursuant to the exercise of Administrative Agent's and Lenders' remedies under the Loan Documents. Each Borrower further agrees that, during the existence of a Default, each Borrower will assist and cooperate with Administrative Agent and each Lender (and will use its best efforts to cause others to assist and cooperate with Administrative Agent and each Lender) to ensure that each Borrower continues (a) to operate in the normal course of business, and (b) to fulfill all of its legal, regulatory and contractual obligations, and (c) to otherwise be properly and professionally managed. At Administrative Agent's request and the expense of Borrowers (jointly and severally), at any time during the existence of an Event of Default, such assistance and cooperation may include the employment of (and, to the maximum extent not prohibited by the rules, regulations and orders of the FCC, delegation of appropriate management authority to) one or more qualified and independent consultants and professional managers acceptable to Administrative Agent to assist in the interim operations of Borrowers; all of which each Borrower hereby agrees not to challenge. Each Borrower further consents to (and agrees that it will not challenge), at any time during the existence of an Event of Default, the transfer of control or assignment of Authorizations and other assets to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to Administrative Agent or any Lender as permitted by applicable law.

                  c. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY LOAN DOCUMENT, neither Administrative Agent nor any Lender nor any Borrower will take any action pursuant to the Loan Documents that would constitute or result in any assignment of an Authorization or any transfer of control of any Borrower if such assignment of Authorization or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC) the prior approval of the FCC or any State PUC, unless such approval has been obtained (as applicable) from such State PUC (to the extent failure to obtain such approval by Administrative Agent could reasonably be expected to have or cause a Material Adverse Effect) or from the FCC. Without limiting the generality of the foregoing, Administrative Agent and each Lender each specifically agrees that (a) voting rights with respect to the pledged equity interests of each Borrower will remain with the holders of such voting rights during the existence of an Event of Default unless and until any required prior approvals to the transfer of such voting rights have been obtained (as applicable) from such State PUC (to the extent failure to obtain such approval by Administrative Agent could reasonably be expected to have or cause a Material Adverse Effect) or from the FCC, and (b) during the existence of any Event of Default and foreclosure upon the Collateral by Administrative Agent, there will be either a private or public sale of the Collateral, and (c) prior to the exercise of voting rights by the purchaser at any such sale, any consent of any State PUC or the FCC required pursuant to any State Communications Act (to the extent failure to obtain such consent could reasonably be expected to have or cause a Material Adverse Effect) or the Federal Communications Act (respectively) will be obtained.

         ARTICLE 8: ADMINISTRATIVE AGENT AND RELATIONSHIP AMONG LENDERS

         8.1. Appointment, Authorization and Grant of Authority. Each Lender hereby irrevocably designates and appoints MCG as the Administrative Agent of such Lender to act as specified in this Agreement and the other Loan Documents, and each such Lender hereby irrevocably authorizes MCG (in its capacity as Administrative Agent) to take actions on behalf of such Lender, to exercise such powers and to perform such other duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with all such other powers and authority as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Administrative Agent (on behalf of each Lender) is authorized (a) to execute each Loan Document (other than this Agreement, but including, without limitation, all financing statements, continuation statements and other collateral agreements and documents) for and on behalf of each Lender, and (b) to accept each Loan Document and all other agreements, documents, instruments, certificates and opinions reasonably required to implement the intent of the parties to this Agreement, and (c) to file and record all financing statements, continuation statements and other collateral agreements and documents, and (d) to receive and deliver communications and notifications to Lenders and to Borrowers, and (e) to receive and distribute payments and Advances between Lenders and Borrowers. The duties and responsibilities of the Administrative Agent shall be ministerial and administrative in nature. Notwithstanding any provision to the contrary in any Loan Document, the Administrative Agent (a) shall not have any duties or responsibilities other than those expressly set forth in the Loan Documents (which duties and responsibilities shall be subject to the limitations and qualifications set forth in this Article), and (b) shall not have any fiduciary relationship with any Lender; and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

         8.2. Acceptance of Appointment. MCG hereby accepts such appointment and agrees to act as such Administrative Agent upon the express terms and conditions (but subject to the limitations and qualifications) set forth in this Article.

         8.3. Administrative Agent's Relationship with Borrowers. The provisions of this Article are solely for the benefit of the Administrative Agent and Lenders, and no Borrower shall have any rights as a third party beneficiary (or otherwise) under this Article. In performing its functions and duties under the Loan Documents, the Administrative Agent shall act solely as an agent of the Lenders, and the Administrative Agent does not assume (and shall not be deemed to have assumed) any obligation or relationship of agency or trust with or for any Borrower.

         8.4. Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges and agrees (a) that the Administrative Agent (and its directors, officers, employees, agents, attorneys-in-fact and Affiliates) have not made any representations or warranties to such Lender and (b) that no act by the Administrative Agent hereinafter taken (including, without limitation, any review of the affairs of any Borrower or other Obligor) shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it (independently and without any reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it has deemed necessary or appropriate) has made its own appraisal, investigation and credit analysis of the business, assets, operations, properties, financial and other condition, prospects and creditworthiness of each Borrower and each other Obligor and has made its own decision to make its Loans hereunder and to enter into this Agreement. Each Lender also covenants and represents that it (independently and without any reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem necessary or appropriate) will continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and will continue to make such investigations as it deems necessary or appropriate to inform itself as to the business, assets, operations, properties, financial and other condition, prospects and creditworthiness of each Borrower and each other Obligor. Except as otherwise expressly provided in the Loan Documents, the Administrative Agent shall not have any duty or responsibility
(a) to keep any Lender informed as to the performance or observance by any Borrower or any other Obligor of its obligations under the Loan Documents, or
(b) to inspect the books or properties of any Borrower or any other Obligor,  or
(c) to provide any Lender with any credit or other information concerning the business, operations, assets, properties, financial and other condition, prospects or creditworthiness of any Borrower or any other Obligor which may come into the possession of the Administrative Agent (or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates). The Administrative Agent will make reasonable efforts to furnish to the Lenders material information concerning Borrowers of which the Administrative Agent has actual knowledge; however, in the absence of gross negligence, willful misconduct or fraud, the Administrative Agent shall not be liable to any Lender for any failure to relay or furnish to such Lender any such information.

         8.5. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely and act (and shall be fully protected in relying and acting) upon any note, writing, resolution, instrument, report, notice, consent, certificate, affidavit, letter, request, electronic transmission or any other message, statement, instruction, notice, order or other writing, conversation or communication believed by Administrative Agent in good faith to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent shall not be bound to ascertain or inquire as to the satisfaction, performance or observance of any of the terms, provisions, covenants or conditions of or the accuracy of any statements or representations in any Loan Document by any Borrower or any other Obligor. The Administrative Agent may deem and treat the stated payee of any Note as the holder thereof for all purposes under the Loan Documents unless and until Administrative Agent has received and accepted an assignment and assumption agreement relating thereto in form and substance acceptable to the Administrative Agent.

         8.6. Delegation of Duties; Additional Reliance by Administrative Agent. The Administrative Agent may consult with, employ and perform any of its duties under the Loan Document by or through agents, attorneys-in-fact, legal counsel, independent public accountants and other experts. The Administrative Agent shall not be responsible for the negligence or misconduct of any such Persons selected by Administrative Agent with reasonable care, and the Administrative Agent shall be fully protected in any action or inaction taken by it in good faith in reliance upon or in accordance with the advice or statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Administrative Agent.

         8.7. Acting on Instructions of Lenders. The Administrative Agent shall be entitled to act or refrain from acting (and shall be fully protected in acting or refraining from acting) under the Loan Documents in accordance with a written request of or written instructions from the Required Lenders. The Administrative Agent shall also be entitled to refrain from acting (and shall be fully protected in refraining from acting) under the Loan Documents unless Administrative Agent first (a) receives such advice or concurrence of the Required Lenders as Administrative Agent deems appropriate or (b) is indemnified to its satisfaction by the Lenders against any and all liability and expense which it may incur by reason of taking or continuing to take any such action. Except as otherwise expressly stated in the Loan Documents, any requests or instructions by the Required Lenders (and any action or inaction by Administrative Agent pursuant thereto) shall be binding upon all the Lenders.

         8.8. Actions Upon Occurrence of Default or Event of Default. Each Lender will use its best efforts to notify the Administrative Agent immediately in writing upon becoming aware of the occurrence of any Default or Event of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default". If the Administrative Agent receives any such notice of default, then the Administrative Agent shall use its best efforts to give notice thereof to each Lender as soon as reasonably practical. Upon the occurrence of any Default or Event of Default, the Lenders shall promptly consult with one another in an attempt to agree upon a mutually acceptable course of conduct. In the absence of unanimous agreement among the Lenders as to the appropriate course of conduct, the Administrative Agent shall exercise rights and take such other action on behalf of all Lenders with respect to such Default or Event of Default as directed by the Required Lenders. Unless and until the Administrative Agent shall have received such directions from the Lenders (or, as applicable, the Required Lenders), the Administrative Agent may take (but shall not be obligated to take) such action (or may refrain from taking such action) with respect to such Default or Event of Default as Administrative Agent shall deem advisable in the best interest of the Lenders.

         8.9. Administrative Agent's Rights as Lender in Individual Capacity. The Administrative Agent (and its Affiliates) may make loans to, may have cash management agreements with, may accept deposits from, may issue letter of credit on behalf of, and may otherwise generally engage (and continue to engage) in any kind of business with any Borrower or other Obligor as though the Administrative Agent were not the Administrative Agent under the Loan Documents. With respect to any Loans made by Administrative Agent as a Lender hereunder and all obligations owing to it as a Lender under the Loan Documents, the Administrative Agent shall have the same rights, powers duties and obligations under the Loan Documents as any other Lender and may exercise such rights, powers, duties and obligations as though it were not the Administrative Agent hereunder. To the extent that the Administrative Agent is a Lender hereunder, the terms "Lender", "Lenders" and "Required Lenders" shall include the Administrative Agent in its individual capacity.

         8.10. Advances By Administrative Agent. Unless the Administrative Agent has been notified in writing by a Lender prior to the Settlement Date for any Advance or Loan that such Lender will not make the amount constituting its Pro Rata share of such Advance or Loan available to the Administrative Agent on or prior to such applicable Settlement Date, then the Administrative Agent may assume (but shall not be required to assume) that such Lender will make such amount available to the Administrative Agent in immediately available funds on or before such Settlement Date, and in reliance upon such assumption, the Administrative Agent may make available to Borrowers a corresponding amount on behalf of such Lender. If the amount of such Pro Rata share is not made available to the Administrative Agent in immediately available funds by a Lender until after the applicable Settlement Date, then such Lender shall pay to the Administrative Agent on demand and in immediately available funds an amount equal to the result of the following equation (which shall be in addition to the amount of such Lender's Pro Rata share of such Advance or Loan): the product of
(a) the average (computed for the period determined under clause (c) below) of the weighted average interest rate for Federal Funds as determined by the Administrative Agent during each day included in such period, multiplied by (b) the amount of such Lender's Pro Rata share of such Advance or Loan, multiplied by (c) a fraction (i) the numerator of which is the number of days that elapsed from and including such Settlement Date to and including the date on which such Lender's Pro Rata share of such Advance or Loan is actually received by the Administrative Agent in immediately available funds and (ii) the denominator of which is 360. A statement from the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive (absent manifest error) as to the amount owed to the Administrative Agent by such Lender. If such Lender's Pro Rata share is not actually received by the Administrative Agent in immediately available funds within three (3) Business Days after the applicable Settlement Date for such Advance or Loan, then the Administrative Agent shall be entitled to recover from such Lender, on demand, the amount of such Pro Rata share with interest thereon for the entire such period since such Settlement Date at the highest interest rate per annum then applicable under the Facilities.

         8.11. Payments to Lenders. Promptly after receipt in immediately available funds from Borrowers of any payment of principal, interest or any fees or other amounts due to any Lender under the Loan Documents, the Administrative Agent shall distribute to each Lender that Lender's Pro Rata share of such funds so received.

         8.12. Pro-Rata Sharing of Setoff Proceeds. Any sums obtained by the Administrative Agent or any Lender from any Borrower or other Obligor by reason of any exercise of a right of setoff or banker's lien shall be shared Pro Rata among Lenders. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall be required to so share with any other Lender collections from any Borrower or other Obligor specifically relating to (or the proceeds of any item of collateral that is not subject to the Loan Documents) any other indebtedness (i.e. other than indebtedness under the Loan Documents) of such Borrower or other Obligor to the Administrative Agent or such Lender.

         8.13.   Limitation   on  Liability   of   Administrative   Agent.   The
Administrative   Agent  (and  its  directors,   officers,   employees,   agents,
attorneys-in-fact and Affiliates) shall not be liable to any Lender for any action taken or inaction by Administrative Agent or such Person under or in connection with any Loan Document, except to the extent of foreseeable actual loses resulting directly and exclusively from Administrative Agent's own gross negligence, willful misconduct or fraud. Without limiting the generality of the foregoing, the Administrative Agent (and its directors, officers, employees, agents, attorneys-in-fact and Affiliates) shall not be liable, responsible or have any duty with respect to any of the following: (a) the genuineness, execution, authorization, validity, effectiveness, enforceability, collectibility, value or sufficiency of any Loan Document, or (b) the collectibility of any amount owed by any Obligor to any Lender, or (c) the accuracy, completeness or truthfulness of any recital, statement, representation or warranty made to the Administrative Agent or to any Lender in connection with any Loan Document or other certificate, affidavit, report, opinion, financial statement, document or instrument executed or furnished pursuant to or in connection with any Loan Document, or (d) any failure of any Person to receive any notice or communication due such Person under any Loan Document or applicable law, or (e) the assets, liabilities, financial condition, results of operations, business, prospects or creditworthiness of any Borrower or any other Obligor, or (f) ascertaining or inquiring into the satisfaction, observance or performance of any condition, covenant or agreement in any Loan Document (including, without limitation, the use of proceeds by any Borrower), or (g) the inspection of any books, records or properties of any Obligor, or (h) the existence or possible existence of any Default or Event of Default.

         8.14. Indemnification. To the extent that Borrowers do not actually reimburse, indemnify or hold harmless Administrative Agent (in accordance with Section 10.1 hereof), then each Lender hereby agrees on a Pro Rata basis to indemnify and hold harmless the Administrative Agent (and its directors, officers, employees, agents, attorneys-in-fact and Affiliates) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that at any time (including, without limitation, at any time following the payment of the Obligations of Borrowers hereunder) may be imposed upon, incurred by or asserted against the Administrative Agent (or its directors, officers, employees, agents, attorneys-in-fact or Affiliates) in its capacity as such in any way relating to or arising out of any Loan Document, or the transactions contemplated hereby or any action or inaction taken by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable to the Administrative Agent (or its directors, officers, employees, agents, attorneys-in-fact or Affiliates) for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly and exclusively from the gross negligence, willful misconduct or fraud of the Administrative Agent. If any indemnity furnished to the Administrative Agent (or its directors, officers, employees, agents, attorneys-in-fact or Affiliates) for any purpose (in the opinion of the Administrative Agent) shall be insufficient or become impaired, then the Administrative Agent may require additional indemnity and cease (or not commence) to do the acts indemnified against until such additional indemnity is furnished to the satisfaction of the Administrative Agent. The agreement in this Section shall survive the payment of all Advances, Loans, fees and other Obligations of each Borrower arising hereunder.

         8.15. Resignation; Successor Administrative Agent. The Administrative Agent at any time may resign as the Administrative Agent under the Loan Documents by giving the Lenders and Borrowers written notice thereof at least 10 Business Days prior to the effective date of such resignation. During such notice period, the Required Lenders shall appoint (from among the Lenders) a successor Administrative Agent for the Lenders, subject to the consent of each Lender (such approval or consent, as the case may be, not to be unreasonably withheld, delayed or conditioned) and concurrent notice to the Borrowers. Upon acceptance of such appointment by such successor agent, (a) such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and
(b) the term "Administrative Agent" shall include such successor agent effective upon its appointment, and (c) the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, all without any other or further act or deed on the part of such former Administrative Agent or any of the parties to the Loan Documents. Notwithstanding the foregoing, after the effectiveness of the resigning Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                ARTICLE 9: DEFINITIONS AND RULES OF CONSTRUCTION

         9.1. Definitions. When used in this Agreement, the following terms shall have the respective meanings set forth below:

                  9.1.1. "Access Lines" means active voice digital service level
(DS0) equivalent business lines and residential lines.

                  9.1.2. "Account" means, at any relevant time, the designated or principal deposit account of Borrowers at Administrative Agent for purposes of effecting transactions hereunder.

                  9.1.3. "Adjusted LIBO Rate" means the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) determined by Administrative Agent pursuant to the following formula:

                                            LIBO Rate
              Adjusted LIBO Rate =    ----------------------
                                      1 - Reserve Percentage

For purposes of this calculation, "LIBO Rate" means the London Interbank Offered Rate per annum (determined by Administrative Agent) two (2) Business Days prior to the first day of any Interest Period for which the Adjusted LIBO Rate is applicable as published by Reuters Monitor Money Rate Service and displayed on the LIBO page as the "Libo Rate" (or, if Reuters is not available, then as published by Bloomberg or Dow Jones-Telerate and displayed on page 3750 as the BBA LIBOR) (or, in any such instance, as published by such other service or displayed on such other page as may replace such service or page for the purpose of displaying rates or prices comparable to the designated rate) for the offering of dollar deposits by leading banks in the London interbank market for a period of approximately 3 months and in an amount approximately equal to the amount outstanding hereunder to which such LIBO Rate will be applicable. If more than one such rate is displayed on such page or its replacement, then the LIBO Rate will be the arithmetic mean of such displayed rates. If the first day of the applicable Interest Period is not a Business Day, then the applicable LIBO Rate will be the rate in effect on the immediately preceding Business Day. For purposes of this calculation, "Reserve Percentage" means that percentage (expressed as a decimal) prescribed by the FRB (or any other governmental or administrative agency or funding source to which Administrative Agent is subject) for determining the reserve requirements (including any basic, supplemental, marginal or emergency reserves) for deposits of U.S. Dollars with maturities of comparable duration in a non-U.S. or an international banking office.

                  9.1.4. "Adjusted Qualifying Collections" has the meaning set forth in Section 1.7.

                  9.1.5. "Administrative Agent" means MCG Finance Corporation or any successor, assignee, pledgee or other transferee of Administrative Agent.

                  9.1.6. "Advance" means any advance of funds under any Facility.

                  9.1.7. "Advance Request" has the meaning set forth in Section 1.4.1.

                  9.1.8. "Affiliate" of any Person or entity means (a) any Person directly or indirectly owning, controlling or holding 5% or more of the outstanding beneficial interest in such person or entity, or (b) any Person as to which such other Person or entity directly or indirectly owns, controls or holds 5% or more of the outstanding beneficial interest, or (c) any Person directly or indirectly controlling, controlled by, or under common control with such other person or entity, or (d) any officer, director, partner or member of such Person, but such term with respect to Access One does not include Administrative Agent or any Lender.

                  9.1.9. "Aggregate Attrition Rate" means for the immediately preceding calendar month (measured as a percentage) the total number of Access Lines deactivated or disconnected during such month divided by the total number of Access Lines as of the beginning of such month. Notwithstanding the foregoing, for the purpose of calculating the Aggregate Attrition Rate, Customers acquired by a Borrower that never purchase services from such Borrower shall not be included (provided that such Borrower receives a corresponding adjustment to the acquisition purchase price).

                  9.1.10. "Aggregate Bad Debt Rate" means for the immediately preceding calendar month (measured as a percentage) the amount of bad debts of Customers expensed in accordance with GAAP divided by Revenues.

                  9.1.11. "Agreement" means this Credit Facility Agreement and all the exhibits and schedules hereto, all as may be amended and otherwise modified from time to time hereafter.

                  9.1.12. "Attrition Rate" means for the immediately preceding calendar month (measured as a percentage) the total number of Access Lines of Long Term Customers deactivated or disconnected during such month divided by the total number of Access Lines of Long Term Customers as of the beginning of such month. Notwithstanding the foregoing, for the purpose of calculating the Attrition Rate, Customers acquired by a Borrower that never purchase services from such Borrower shall not be included (provided that such Borrower receives a corresponding adjustment to the acquisition purchase price).

                  9.1.13. "Authorized Officer" means any officer, employee or representative of such organization who is expressly designated as such or is otherwise authorized to borrow funds hereunder or, as appropriate, to sign loan documents and/or deliver certificates on behalf of such organization pursuant to the provisions of such organization's most recent resolution on file with Administrative Agent.

                  9.1.14.   "Authorization"   means   any   License   or   other
governmental permit, certificate and/or approval issued by any Official Body.

                  9.1.15. "Available Credit Portion" means that portion of the Term Loan Commitment that is generally available in the ordinary course for borrowing at any time under the Term Loan Facility, as such amount is determined in accordance with Section 1.3.

                  9.1.16. "Bad Debts" means for the immediately preceding calendar month (measured as a percentage) the amount of bad debts of Long Term Customers that are expensed in accordance with GAAP divided by Revenues derived from Long Term Customers.

                  9.1.17. "Borrower" means, individually and collectively, the following:

                       a. Access One Communications Corp., a New Jersey corporation, having its principal and chief executive office at the address specified in the Notice Section hereof, or any successor or authorized assignee thereof, and

                       b. The Other Phone Company, Inc., a Florida corporation, having its principal and chief executive office at the address specified in the Notice Section hereof, or any successor or authorized assignee thereof, and

                       c. Any other entity subsequently added hereto as a Borrower hereunder, or any successor or authorized assignee thereof.

                  9.1.18. "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks under the laws of the Commonwealth of Virginia (or, with respect to certain LIBO Rate matters, banks in London, England) are authorized or required to be closed.

                  9.1.19. "Capital Expenditures" means expenditures (a) for any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one (1) year, including direct or indirect acquisition of such assets or (b) for any Capital Leases.

                  9.1.20. "Capital Leases" means capital leases and subleases as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 13 dated November 1976 (as amended and updated from time to time).

                  9.1.21. "Closing Date" means the date on which all conditions precedent to the effectiveness of this Agreement under Section 2.1 have been satisfied or waived by Lenders.

                  9.1.22. "Code" means the Internal Revenue Code of 1986, as amended.

                  9.1.23. "Collateral" means the collateral security committed to Administrative Agent under the Collateral Security Documents executed by any Borrower or any other Obligor in favor of Administrative Agent pursuant to this Agreement from time to time and/or pursuant to all similar or related documents and agreements from time to time, all as amended from time to time.

                  9.1.24. "Collateral Security Documents" means, individually and collectively, (a) the Security Agreements and the financing statements filed pursuant thereto, and (b) the Pledge and Security Agreements, and (c) any additional documents guaranteeing indebtedness, assuring performance of obligations, subordinating indebtedness, or granting security or Collateral to Administrative Agent hereunder, all as amended from time to time.

                  9.1.25. "Collections" means collections of Borrowers (on a consolidated basis) for services provided which have been received, deposited and updated to Borrowers' billing and accounting systems. Notwithstanding the foregoing, (a) for calendar month June 1999 and July 1999, Collections shall mean billings of Borrowers for the immediately preceding calendar month plus 90% of the revenue of Espire for the immediately preceding calendar month (if Espire has been acquired by a Borrower prior to such time) and (b) for the period beginning August 1, 1999 and ending December 10, 1999, Collections shall mean billings of Borrowers for the immediately preceding calendar month.

                  9.1.26. "Commitment" means any commitment for credit pursuant to a Facility established hereunder.

                  9.1.27. "Commitment Percentage" means, with respect to each Lender, that portion of the total Commitments as to which such Lender is obligated.

                  9.1.28. "Cumulative OCF" means OCF (as defined herein) as measured from January 1 of any given calendar year to the relevant date of measurement during such calendar year.

                  9.1.29. "Customers" means any Person who is a paying customer of Borrowers' telecommunications services.

                  9.1.30. "Default" means any event or circumstance that with the giving of notice or the passage of time would constitute an Event of Default. The term Default shall include any Event of Default arising therefrom.

                  9.1.31.  "Deferred  Interest"  has the  meaning  set  forth in
Section 1.1.5.

                  9.1.32. "Dollar" or "$" means U.S. dollars.

                  9.1.33. "EBITDA" means, at the time of any determination, the sum of the following items for Borrowers during the immediately preceding four fiscal quarter period:

                       a. Net income from continuing operations (on a consolidated basis) during such period -- i.e., excluding extraordinary gains and income items and the cumulative effect of accounting changes -- determined in accordance with GAAP, and

                       b.  Plus  Interest   Expense  during  such  period,   but
                           subtract interest income accrued during such period, and

                       c. Plus federal and state income taxes paid or required to be paid during such period and, and

                       d. Plus depreciation permitted under GAAP during such period, and

                       e. Plus amortization expense permitted under GAAP during such period.

For purposes of this calculation, interest shall include interest accrued under Capital Leases, determined in accordance with GAAP.

                  9.1.34.   "Employment   Agreements"   means   the   Employment
Agreements dated as of June 30, 1999 between Borrowers and each of Ken Baritz and Kevin Griffo.

                  9.1.35. "Environmental Control Statutes" means all federal, state and local laws, rules, ordinances and regulations (as implemented and as interpreted) governing the control, removal, storage, transportation, spill, release or discharge of hazardous or toxic wastes, substances and petroleum products, including as provided in the provisions of (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, and (b) the Solid Waste Disposal Act, and (c) the Clean Water Act, and (d) the Clean Air Act, and (e) the Hazardous Materials Transportation Act, and (f) the Resource Conservation and Recovery Act of 1976, and (g) the Federal Water Pollution Control Act Amendments of 1972, and (h) the rules, regulations and ordinances of the EPA, and any departments of health services, regional water quality control boards, state water resources control boards, and/or cities in which any of such Borrower's assets are located.

                  9.1.36. "EPA" means the United States Environmental Protection Agency or any other entity that succeeds to its responsibilities and powers.

                  9.1.37. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and as implemented and interpreted.

                  9.1.38. "ERISA Affiliate" means any company, whether or not incorporated, which is considered a single employer with Borrower under Titles I, II and IV of ERISA.

                  9.1.39. "Espire Note" means the Promissory Note dated as of April 16, 1999 by Access One in favor of e.spire Communications, Inc. in the original principal amount of $1,350,000, as amended from time to time with the consent of Required Lenders.

                  9.1.40. "Espire" means e.spire Communications, Inc., and its successors and assigns.

                  9.1.41. "Event of Default" means each of the events described in Section 7.1.

                  9.1.42. "Facility" means any credit facility established under
Article 1.

                  9.1.43. "FCC" means the Federal Communications Commission or any other entity or agency that succeeds to its responsibilities and powers.

                  9.1.44. "Federal Communications Act" means the Communications Act of 1934, as amended, and as implemented by the FCC and interpreted by the FCC or any court of competent jurisdiction.

                  9.1.45.  "Final  Term Draw Date" has the  meaning set forth in
Section 1.1.1, as may be extended from time to time in Lenders' sole and absolute discretion.

                  9.1.46.  "FRB"  means the Board of  Governors  of the  Federal
Reserve   System  or  any  other   entity  or  agency   that   succeeds  to  its
responsibilities and powers.

                  9.1.47. "Funded Debt" means, at the time of any determination,
the  aggregate   principal  amount  of  indebtedness  of  all  Borrowers  (on  a consolidated basis) for the following:

                       a. Borrowed money (including the indebtedness under the Loan Documents and the Espire Note, but not including trade indebtedness permitted under Section 5.2.b), and

                       b. Installment purchases of real or personal property, and

                       c.  Subordinated Indebtedness, and

                       d.  Capital Leases, and

                       e.  Deferred    purchase   price   in   connection   with
                           acquisitions, and

                       f. Reimbursement obligations under letters of credit, and

                       g. Any indebtedness or contractual payment obligation that is not paid within 75 calendar days of the due date therefor, and

                       h.  Any indebtedness evidenced by a promissory note, and

                       i. Guaranties of indebtedness and obligations that would constitute Funded Debt hereunder if the primary obligor thereof were a Borrower, and

                       j. Indebtedness otherwise required to be included as part of "Funded Debt" under Section 5.2.

                  9.1.48. "GAAP" means generally accepted accounting principles applied on a consistent basis set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or in such other statements by such other entity as Administrative Agent may reasonably approve, which are applicable in the circumstances as of the date in question, and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in preceding periods.

                  9.1.49. "Gross Profit Margin" means gross profit margin under and defined in accordance with GAAP.

                  9.1.50. "Hazardous Materials" includes (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; or (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; or (c) any other substance the use or presence of which on, in, under or above any real property ever owned, controlled or used by Borrower is similarly regulated or prohibited by any federal, state or local law, rule, ordinance, regulation or decree of any court or governmental authority as a hazardous material.

                  9.1.51. "Interest Expense" means, at the time of any determination, the amount of interest and other finance charges of Borrowers (on a consolidated basis) required to be charged as an expense under GAAP during the relevant four consecutive fiscal quarter period (including the fees under Section 1.7 and any other such charges with respect to any Funded Debt). For purposes of this calculation, interest includes interest accrued under Capital Leases.

                  9.1.52. "Interest Period" means (a) with respect to the Prime Rate, a period of one (1) Business Day, and (b) with respect to the Adjusted LIBO Rate, a period of 3 months duration commencing initially on the date of the relevant Advance and ending 3 months thereafter and (after such initial Interest Period) commencing on the day immediately following the last day of the preceding Interest Period and ending on the corresponding day 3 months thereafter.

                  9.1.53. "Lender" means, individually and collectively, the following:

                       a. MCG Finance Corporation or any successor, assignee, participant, pledgee or other transferee of such Lender hereunder, and

                       b.  Any  other  entity  subsequently  added  hereto  as a
                           Lender   hereunder,   or  any  successor,   assignee,
                           participant or other transferee thereof.

                  9.1.54. "Leverage Ratio" means a ratio of Funded Debt as of the end of each calendar month to Qualifying Collections for such calendar month.

                  9.1.55. "LIBO Rate" has the meaning set forth in the definition of "Adjusted LIBO Rate".

                  9.1.56. "License" means any authorization, construction or other permit, consent, franchise, ordinance, registration, certificate, license, call sign, frequency designation, agreement or other right filed with, granted by, issued by or entered into with any Official Body.

                  9.1.57. "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), reversionary or reclamation interest, charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

                  9.1.58. "LLC" means a limited liability company.

                  9.1.59. "Loan" means any loan or Advance of funds under any Facility as well as any other credit extended by Administrative Agent or any Lender to any Borrower under this Agreement.

                  9.1.60. "Loan Documents" means this Agreement, any Notes, the Collateral Security Documents and any other documents, agreements and certificates entered into or delivered in connection herewith or therewith or pursuant hereto or thereto, all as may be amended, modified and supplemented from time to time.

                  9.1.61.   "Local   Authorities"   means,    individually   and
collectively, the state and local governmental authorities that govern the activities of any Borrower.

                  9.1.62. "Long Term Customers" means Customers who have been Customers for at least the immediately preceding 90 consecutive calendar days.

                  9.1.63.  "Margin  Regulation"  has the  meaning  set  forth in
Section 3.17.

                  9.1.64. "Margin Stock" has the meaning set forth in Section 3.17.

                  9.1.65. "Material Adverse Change" means any change that has or causes or could reasonably be expected to have or cause a Material Adverse Effect.

                  9.1.66. "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a material adverse change to, or, as the case may be, a materially adverse effect on:

                       a. The business, assets, revenues, financial condition, operations, Collateral or prospects of any Borrower or other Obligor; or

                       b. The ability of any Borrower to perform any of its payment obligations when due or to perform any other material obligations under any Loan Document; or

                       c. Any right, remedy or benefit of Administrative Agent or any Lender under any Loan Document.

                  9.1.67.  "Material  Contract"  has the  meaning  set  forth in
Section 3.8.

                  9.1.68. "MCG" means MCG Finance Corporation, a Delaware corporation, or any successor or assignee thereof, having an office at the address specified in the Notice Section hereof, and which is Administrative Agent and a Lender hereunder at the time of execution hereof.

                  9.1.69. "Notes" means, individually and collectively, each promissory note delivered to each Lender pursuant to any Loan Document and evidencing any indebtedness to such Lender under the Loan Documents (each as may be amended, modified, supplemented, restated, extended, renewed or replaced from time to time).

                  9.1.70. "Obligations" means all of the indebtedness and obligations (monetary or otherwise) of any Borrower and any other Obligor arising under or in connection with any Loan Document as well as all indebtedness and obligations (monetary or otherwise) of any Affiliate of any Borrower or other Obligor arising under or in connection with any agreement between any such Affiliate and Administrative Agent or any Lender (or any Affiliate of Administrative Agent or any Lender).

                  9.1.71. "Obligor" means each Borrower or any other Person (other than Administrative Agent and Lenders) obligated under any Loan Document.

                  9.1.72. "OCF" (or "Operating Cash Flow") has the meaning set forth in the definition of EBITDA.

                  9.1.73. "Official Body" means any federal, state, local, or other government (or any political subdivision, agency, authority, bureau, commission, department or instrumentality thereof) and any court, tribunal, grand jury or arbitrator, in each instance whether foreign or domestic.

                  9.1.74. "Operating Agreement" means any consulting agreement, management agreement, employment agreement, cost allocation agreement, or other similar agreement relating to the operations of any Borrower.

                  9.1.75. "Option" has the meaning set forth in Section 1.7.

                  9.1.76. "Organic Document" means, relative to any entity, its certificate and articles of incorporation or organization, its by-laws or operating agreements, and all equityholder agreements, voting agreements and similar arrangements applicable to any of its authorized shares of capital stock, its partnership interests or its member interests, and any other arrangements relating to the control or management of any such entity (whether existing as a corporation, a partnership, an LLC or otherwise).

                  9.1.77. "PBGC" means the Pension Benefits Guaranty Corporation or any other entity that succeeds to its responsibilities and powers under ERISA.

                  9.1.78.  "Permitted  Guaranties"  has the meaning set forth in
Section 5.3.

                  9.1.79.  "Permitted Indebtedness" has the meaning set forth in
Section 5.2.

                  9.1.80.  "Permitted  Investments" has the meaning set forth in
Section 5.7.

                  9.1.81. "Permitted Liens" has the meaning set forth in Section 5.5.

                  9.1.82. "Permitted Loans" has the meaning set forth in Section 5.4.

                  9.1.83.  "Permitted  Transfers"  has the  meaning set forth in
Section 5.6.

                  9.1.84. "Person" means any natural person, corporation, LLC, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

                  9.1.85. "Plan" means any pension benefit or welfare benefit plan as defined in Sections 3(1), (2) or (3) of ERISA covering employees of any Borrower or any ERISA Affiliate of any Borrower.

                  9.1.86. "Pledge and Security Agreements" means, individually and collectively, each pledge and security agreement relating to a pledge of an equity interest in an enterprise (all as may be amended, modified and supplemented from time to time) required to be executed and delivered in favor of Administrative Agent pursuant to the Loan Documents.

                  9.1.87.   "Portion"   means  a   designated   portion  of  the
indebtedness hereunder as to which a specified Rate Index (and a corresponding Rate Margin) has been selected or deemed to be applicable.

                  9.1.88. "Prime Rate" means a variable rate of interest per annum equal to the rate of interest from time to time published by the Board of Governors of the Federal Reserve System in Federal Reserve statistical release
H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate. The Prime Rate also includes rates published in any successor publications of the Federal Reserve System reporting the Bank prime loan rate or its equivalent. In the event that the Board of Governors of the Federal Reserve System ceases to publish a Bank prime loan rate or equivalent, the term "Prime Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate," "reference rate," "base rate" or other similar rate as determined by Administrative Agent announced from time to time by any of First Union National Bank, NationsBank, the Chase Manhattan Bank or Citibank, N.A. Such term, however, does not necessarily mean Administrative Agent's best or lowest rate available.

                  9.1.89. "Pro Rata" means from or to each Lender in proportion to its Commitment Percentage.

                  9.1.90. "Qualifying Collections" means, at the time of measurement, Collections for the preceding calendar month for services provided during that calendar month (a) minus Collections for non-telecommunications services, and (b) minus Collections for non-recurring services (including activation fees, installation fees and equipment sales), and (c) minus Collections as to which a Borrower does not have all necessary Authorizations in order to collect such amounts, and (d) minus Collections for taxes or other similar items, and (e) minus Collections deemed by Required Lenders (in their reasonable opinion) to otherwise be non-qualifying collections.

                  9.1.91.  "Rate  Index"  has the  meaning  set forth in Section
1.1.5.

                  9.1.92. "Rate Margin" has the meaning set forth in Section 1.1.5.

                  9.1.93. "Required Lender" means Lenders holding at least 66% of the aggregate outstanding principal amount of the Loans (or, if no Loans at the time of such determination are outstanding, then Lenders obligated with respect to at least 66% of the Commitments).

                  9.1.94. "Reserve Percentage" has the meaning set forth in the definition of "Adjusted LIBO Rate".

                  9.1.95.   "Revenue"   means   revenue  of   Borrowers   (on  a
consolidated basis) as determined in accordance with GAAP.

                  9.1.96. "SEC" means the Securities and Exchange Commission or any other entity that succeeds to its responsibilities and powers.

                  9.1.97. "Securities Acts" means, collectively, the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended, and as implemented by the SEC and interpreted by the SEC or any court of competent jurisdiction.

                  9.1.98.  "Security  Agreements"  means,   collectively,   each
security  agreement (as may be amended,  modified and supplemented  from time to time) required to be executed and delivered in favor of Administrative Agent pursuant to Article 2, and any other security agreement required or delivered in connection with the Loan Documents, including any intellectual property assignments or security agreements required to be delivered pursuant to Article 2.

                  9.1.99. "Settlement Date" means, with respect to any Advance hereunder, the date on which funds are advanced by Administrative Agent.

                  9.1.100. "SIRCO" means SIRCO International Corp. and its successors and assigns.

                  9.1.101. "State Communications Acts" means the laws of any state in which any Borrower does business that govern the provision of communications services offered or performed by any Borrower within such state and are applicable to such Borrower, as amended from time to time, and as implemented by the rules, regulations, and orders of the applicable State PUC or any court of competent jurisdiction.

                  9.1.102. "State PUC" means the public utility commission or other regulatory agency of any state in which any Borrower does business that is vested with jurisdiction over such Borrower and over State Communications Acts or the provision of communication services within such state.

                  9.1.103. "Subordinated Indebtedness" means all indebtedness and monetary obligations of any Borrower (other than indebtedness in favor of Administrative Agent or any Lender or indebtedness and obligations expressly excluded therefrom by Required Lenders), including all indebtedness treated or defined as "Subordinated Indebtedness" under any separate Subordination Agreement by and among a Borrower, Administrative Agent and another Person. Notwithstanding the foregoing, the term "Subordinated Indebtedness" (unless Required Lenders otherwise require) does not include indebtedness permitted under Section 5.2.a or 5.2.b or (to the extent consistent with Section 5.5.b) under Section 5.2.c or 5.2.d.

                  9.1.104. "Subsidiary" of any Person or entity means any Person as to which such other Person or entity (a) directly or indirectly owns, controls or holds 25% or more of the outstanding beneficial interest or (b) is otherwise required in accordance with GAAP to be considered as part of a consolidated organization.

                  9.1.105. "Tariff" means any tariff, rate schedule or similar document that is either (a) required by law or applicable regulation to be filed with the FCC or a State PUC or (b) permitted by law or applicable regulation so to be filed and actually filed by any Borrower.

                  9.1.106.   "Term  Loan   Commitment"   means  the   Commitment
established pursuant to Section 1.1 and Section 1.3.

                  9.1.107. "Term Loan Commitment Percentage" means, with respect to each Lender, that portion of the total Term Loan Commitment as to which such Lender is obligated.

                  9.1.108. "Term Loan Facility" means the term loan Facility as described in Article 1.

                  9.1.109. "Term Loan Maturity Date" has the meaning set forth in Section 1.1.2, as may be extended from time to time in Lenders' sole and absolute discretion.

                  9.1.110. "Term Loan Note" means any Note payable to the order of a Lender prepared in accordance with Section 1.1.4, as may be amended, modified, restated, replaced, supplemented, extended or renewed from time to time hereafter.

                  9.1.111. "TOPC" means a The Other Phone Company, Inc., a Florida corporation, or any successor or authorized assignee thereof.

                  9.1.112. "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

                  9.1.113. "Warrants" has the meaning set forth in Section 1.7.

         9.2. Rules of Interpretation and Construction.

                  9.2.1. Plural; Gender. Unless otherwise expressly stated or the context clearly indicates a different intention, then (as may be appropriate in the particular context) (a) a singular number or noun used in any Loan Document includes the plural, and a plural number or noun includes the singular, and (b) the use of the masculine, feminine or neuter gender pronouns in any Loan Document includes each and all genders.

                  9.2.2. Section and Schedule References. Unless otherwise expressly stated or the context clearly indicates a different intention, then all references to sections, paragraphs, clauses, schedules and exhibits in any Loan Document are to be interpreted as references to sections, paragraphs, clauses, schedules and exhibits of such Loan Document (rather than of some other Loan Document). In addition, the words "herein", "hereof", "hereunder", "hereto" and other words of similar import in any Loan Document refer to such Loan Document as a whole, and not to any particular section, paragraph or clause in such Loan Document.

                  9.2.3. Titles and Headings. Unless otherwise expressly stated or the context clearly indicates a different intention, then the various titles and headings in the Loan Documents are inserted for convenience only and do not affect the meaning or interpretation of such Loan Document or any provision thereof.

                  9.2.4. "Including" and "Among Other" References. Unless otherwise expressly stated or the context clearly indicates a different intention, then all references in the Loan Documents to phrases containing or list preceded by the words "include", "includes", "including", "among other", "among other things" or other words or phrases of similar import are to be interpreted to mean such

"without limitation" (whether or not such additional phrase is actually added). In other words, such words and phrases connote an illustrative example or list rather than an exclusive example or list.

                  9.2.5. Time of Day References. Unless otherwise expressly stated or the context clearly indicates a different intention, then all time of day references in and restrictions imposed under the Loan Documents are to be calculated using Eastern Time.

                  9.2.6. "Knowledge" of a Person. Unless otherwise expressly stated or the context clearly indicates a different intention, then (a) all references to the "knowledge," "awareness" or "belief" of any Person that is not a natural person are to be interpreted to mean the knowledge, awareness or belief of senior and executive management of such Person (and including the knowledge or awareness of managers of limited liability companies and general partners of partnerships), and (b) all representations qualified by the "knowledge," "awareness" or "belief" of a Person are to be interpreted to mean (unless a different standard is specified) that such Person has conducted a commercially reasonable inquiry and investigation prior to making such representation.

                  9.2.7. Successors and Assigns. Unless otherwise expressly stated or the context clearly indicates a different intention, then all references to any Person (including any Official Body) in any Loan Document are to be interpreted as including (as applicable) such Person's successors, assigns, estate, heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, no Borrower or other Obligor may assign or delegate any Loan Document (or any right or obligation thereunder) except to the extent expressly permitted hereunder or under such other Loan Document.

                  9.2.8. Modifications to Documents. Unless otherwise expressly stated or the context clearly indicates a different intention, then all references to any Loan Document or other agreement or instrument in any Loan Document are to be interpreted as including all extensions, renewals, amendments, supplements, substitutions, replacements and waivers thereto and thereof from time to time.

                  9.2.9. References to Laws and Regulations. Unless otherwise expressly stated or the context clearly indicates a different intention, then all references to any law, regulation, rule, order or policy in any Loan Document are to be interpreted references to such law, regulation, rule or policy (a) as implemented and interpreted from time to time by Official Bodies with appropriate jurisdiction therefor, and (b) as amended, modified, supplemented, replaced and repealed from time to time.

                  9.2.10. Financial and Accounting Terms. Unless otherwise expressly stated or the context clearly indicates a different intention, financial and accounting terms used in the foregoing definitions or elsewhere in the Loan Documents shall be defined and determined in accordance with GAAP.

                  9.2.11. Conflicts Among Loan Documents. Unless otherwise expressly stated or the context clearly indicates a different intention, then any irreconcilable conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document (other than a Note or any warrant issued to any Lender) are to be resolved by having the terms and conditions of this Agreement govern.

                  9.2.12. Independence of Covenants and Defaults. All covenants and defaults contained in the Loan Documents shall be given independent effect. If a particular action or condition is not permitted by any covenant in the Loan Documents, then the fact that such action or condition would be permitted by an exception to (or would otherwise be within the limitations of) another covenant in the Loan Documents shall not avoid the occurrence or existence of a Default if such action is taken or if such condition exists.

                  9.2.13. Administrative Agent. References in this Agreement and the other Loan Documents to Administrative Agent shall mean either to Administrative Agent in such capacity or (where appropriate) to Administrative Agent for the benefit of Lenders. Unless otherwise indicated in this Agreement or another Loan Document, all Collateral held and all payments received by Administrative Agent are deemed to be held and received, respectively, for the benefit of Lenders.

                           ARTICLE 10: MISCELLANEOUS

         10.1. Indemnification, Reliance and Assumption of Risk. Without limiting any other indemnification in any Loan Document, each Borrower (jointly and severally) hereby agrees to defend Administrative Agent and each Lender (and their directors, officers, employees, agents, counsels and Affiliates) from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, interests, judgments, or costs (including fees and disbursements of counsel) incurred by any of them arising out of or in any way connected with any Loan Document, except for losses resulting directly and exclusively from such Person's own gross negligence, willful misconduct or fraud. In addition, each Borrower will reimburse and (jointly and severally) indemnify Administrative Agent and each Lender for all costs and losses resulting from the following: (1) any failure or refusal by any Borrower or by any Affiliate of any Borrower to provide any requested assistance or cooperation in connection with any attempt by Administrative Agent or any Lender to liquidate any Collateral in the event of any Event of Default and/or any attempt by Administrative Agent or any Lender to otherwise exercise its rights hereunder, and (2) any misrepresentation, gross negligence, fraud or willful misconduct by any Borrower (or any of its employees or officers), or any other person or entity pledging Collateral hereunder. Moreover, with respect to any Advance Request or other communication between any Borrower and Administrative Agent and/or Lenders hereunder and all other matters and transactions in connection therewith, each Borrower hereby irrevocably authorizes Administrative Agent and each Lender to accept, rely upon, act upon and comply with any verbal or written instructions, requests, confirmations and orders of any Authorized Officer of any Borrower. Each Borrower acknowledges that the transmissions of any such instruction, request, confirmation, order or other communication involves the possibility of errors, omissions, mistakes and discrepancies, and each Borrower agrees to adopt such internal measures and operational procedures to protect its interest. By reason thereof, each Borrower hereby assumes all risk of loss and responsibility for -- and hereby releases and discharges Administrative Agent and each Lender from any and all risk of loss and responsibility for, and agrees to indemnify, reimburse on demand and hold Administrative Agent and each Lender harmless from -- any and all claims, actions, damages, losses, liability and costs by reason of or in any way related to (a) Administrative Agent's or any Lender's accepting, relying and acting upon, complying with or observing any such instructions, requests, confirmations or orders from or on behalf of any such Authorized Officer, and (b) any such errors, omissions, mistakes and discrepancies by (or otherwise resulting from or attributable to the actions or inactions of) any Authorized Officer or any Borrower; provided, however, no Borrower assumes hereby the risk of any foreseeable actual loss resulting directly and exclusively from Administrative Agent's or any Lender's own gross negligence, fraud or willful misconduct. Each Borrower's obligations provided for in this Section will survive any termination of this Agreement, and the repayment of the outstanding balances hereunder.

         10.2. Assignments and Participations. No Loan Document may be assigned (in whole or in part) by any Borrower without the prior written consent of each Lender. Notwithstanding any other provision of any Loan Document, without receiving any consent of any Borrower, each Lender at any time and from time to time may syndicate, participate or otherwise transfer, pledge or assign all (or any proportionate part of) its rights and obligations under any of the Loan Documents (or any indebtedness evidenced thereby) to any Person. Lenders (through Administrative Agent) will make reasonable efforts to notify Borrowers of any such absolute transfer or assignment within twenty (20) Business Days thereafter; however, a failure to so notify will in no way impair any rights of Administrative Agent or Lenders or any participant, transferee or assignee. Upon execution and delivery of an appropriate instrument between any such participant, transferee or assignee and an assigning Lender, then (at Administrative Agent's request) such participant, transferee or assignee will become a Lender party to this Agreement and will have all the rights and obligations of a Lender as set forth in such instrument. At Administrative Agent's request, each Borrower will execute (or re-execute) and deliver (or otherwise obtain) any documents necessary to reflect or implement any such participation, transfer or assignment (including replacement promissory notes and any requested letters authorizing such participant, transferee or assignee to rely on existing certificates and opinions) and will otherwise fully cooperate in any such syndication process. Attached as Exhibit 10.2 is a form of Assignment and Assumption Agreement, a substantially similar version of which is to be used in connection with assignment of Lenders hereunder.

         10.3. No Waiver; Delay. To be effective, any waiver by Lenders must be expressed in a writing executed by Administrative Agent (with the approval of Required Lenders). Once a Default occurs under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by Lenders (in their sole and absolute discretion) in writing; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by Lenders (in their sole and absolute discretion) in writing. If Administrative Agent or any Lender waives any power, right or remedy arising hereunder or under any applicable law, then such waiver will not be deemed to be a waiver (a) upon the later occurrence or recurrence of any events giving rise to the earlier waiver or (b) as to any other Obligor. No failure or delay by Administrative Agent or any Lender to insist upon the strict performance of any term, condition, covenant or agreement of any of the Loan Documents, or to exercise any right, power or remedy hereunder, will constitute a waiver of compliance with any such term, condition, covenant or agreement, or preclude Administrative Agent or any Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or any other Loan Document, neither Administrative Agent nor any Lender will be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or any other Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and the remedies provided by the other Loan Documents.

         10.4. Modifications and Amendments. Except as otherwise expressly provided in this Agreement, no modification or amendment to any Loan Document will be effective unless made in a writing signed by appropriate officers of Administrative Agent (with the consent of the Required Lenders) and each
Borrower. Notwithstanding the foregoing, to the extent that any such modification or amendment attempts to implement any of the following, then such amendment or modification must approved by all Lenders:

                  a.       Increase the Commitment Percentage of any Lender, or

                  b. Alter any provision that effectively reduces that interest rate applicable to the Loans, or

                  c. Reduce the amount of any fees due to Lenders under any Loan Document (other than fees payable to the Administrative Agent for its own account), or

                  d. Reduce the amount of any payment (whether for principal, interest or any fee, other than a fee payable to the Administrative Agent for its own account), or

                  e. Postpone or extend the Maturity Date for any Facility or any scheduled payment date (whether for principal, interest or any fee, other than a fee payable to the Administrative Agent for its own account), or

                  f. Change the definition of "Pro Rata" or "Required Lenders" or otherwise change the number or percentage of Lenders that are required to take or approve (or direct the Administrative Agent to take) any action under the Loan Documents, or

                  g. Release or discharge any Borrower as a "Borrower" under the Loan Documents or permit any Borrower to assign to another Person any of its rights or obligations under the Loan Documents, or

                  h. Release all or any part of any guaranty of any part of the Indebtedness under the Loan Documents or any security interest in or pledge of any Collateral (except as otherwise already expressly authorized under the Loan Documents), or

                  i.       Amend this Section.

In addition, no provision of any Loan Document relating to the rights or obligations of the Administrative Agent may be modified or amended without the consent of the Administrative Agent.

         10.5. Disclosure of Information to Third Parties. Administrative Agent and each Lender will employ reasonable procedures to treat as confidential all written, non-public information delivered to Administrative Agent or such Lender pursuant to this Agreement concerning the performance, operations, assets, structure and business plans of Borrowers that is conspicuously designated by Borrowers as confidential information. While other or different confidentiality procedures may be employed by Administrative Agent or any Lender, the actual procedures employed by Administrative Agent and each Lender for this purpose will be conclusively deemed to be reasonable if they are at least as protective of such information as the procedures generally employed by Administrative Agent and such Lender to safeguard the confidentiality of Administrative Agent's and Lenders' own confidential information. Notwithstanding the foregoing, Administrative Agent and each Lender may disclose any information concerning any Borrower in Administrative Agent's or such Lender's possession from time to time (a) to permitted participants, transferees, assignees, pledgees and investors (including prospective participants, transferees, assignees, pledgees and investors), but subject to a reasonable confidentiality agreement regarding any non-public confidential information thereby disclosed, and (b) in response to credit inquiries consistent with general banking practices, and (c) to any federal or state regulator of Administrative Agent or such Lender, and (d) to Administrative Agent's or such Lender's Affiliates, employees, legal counsel, appraisers, accountants, agents and investors, and (e) to any Person pursuant to compulsory judicial process, and (f) to any judicial or arbitration forum in connection with enforcing the Loan Documents or defending any action based upon the Loan Documents or the relationship between Administrative Agent, Lenders, and Borrowers, and (g) to any other Person with respect to the public or non-confidential portions of any such information. Moreover, Administrative Agent and each Lender (without any compensation, remuneration or notice to Borrowers) may also include operational and performance and structural information and data relating to Borrowers in compilations, reports and data bases assembled by Administrative Agent or such Lender (or their Affiliates) and used to conduct, support, assist in and validate portfolio, industry and credit research and analysis for itself and other Persons; provided, however, that neither Administrative Agent nor any Lender may thereby disclose to other Persons any information relating to Borrowers in a manner that is attributable to Borrowers unless (1) such disclosure is permitted under the standards outlined above in this Section or (2) Borrowers otherwise separately consent thereto (which consent may not be unreasonably withheld).

         10.6. Binding Effect and Governing Law. This Agreement and the other Loan Documents have been delivered by Borrowers and the other Obligors and have been received by Administrative Agent in the Commonwealth of Virginia. This Agreement and all documents executed hereunder are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and all documents executed hereunder are governed as to their validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of Virginia).

         10.7. Notices. Any notice, request, consent, waiver or other communication required or permitted under or in connection with the Loan Documents will be deemed satisfactorily given if it is in writing and is delivered either personally to the addressee thereof, or by prepaid registered or certified U.S. mail (return receipt requested), or by a nationally recognized commercial courier service with next-day delivery charges prepaid, or by telegraph, or by facsimile (voice confirmed), or by any other reasonable means of personal delivery to the party entitled thereto at its respective address set forth below:

         If to any Borrower         [Party Entitled to Notice]
         or its Affiliates:         c/o Access One Communications Corp.
                                    3427 NW 55th Street
                                    Ft. Lauderdale, FL  33309
                                    Attention:       President
                                    Facsimile:       (954) 739-2476

                           With a copy to the following listed counsel or such other counsel as may be designated by Borrowers from time to time (and which notice shall not constitute notice to Borrowers and failure to give such notice shall not affect the effectiveness of notice to Borrowers):

                                    Dreier & Baritz
                                    150 East Palmetto Park Rd, Suite 401
                                    Boca Raton, FL 33432
                                    Attention:       Neil Baritz, Esquire
                                    Facsimile:       (561) 750-5045

         If to Administrative:      MCG Finance Corporation
         Agent or Lenders:          1100 Wilson Boulevard, Suite 800
                                    Arlington, VA  22209
                                    Attention:       Loan Administration
                                    Facsimile:       (703) 247-7505

                           With a copy to the following listed counsel or such other counsel as may be designated by Administrative Agent from time to time (and which notice shall not constitute notice to Administrative Agent or any Lender and failure to give such notice shall not affect the effectiveness of notice to Administrative Agent or Lenders):

                                    Samuel G. Rubenstein, Esquire
                                    Bryan Cave LLP
                                    700 13th Street, N.W., Suite 700
                                    Washington, D.C.  20005
                                    Facsimile:       (202) 508-6200

Any party to a Loan Document may change its address or facsimile number for notice purposes by giving notice thereof to the other parties to such Loan Document in accordance with this Section, provided that such change shall not be effective until 2 calendar days after notice of such change. All such notices and other communications will be deemed given and effective (a) if by mail, then upon actual receipt or 5 calendar days after mailing as provided above (whichever is earlier), or (b) if by facsimile, then upon successful transmittal to such party's designated number, or (c) if by telegraph, then upon actual receipt or 2 Business Days after delivery to the telegraph company (whichever is earlier), or (d) if by nationally recognized commercial courier service, then upon actual receipt or 2 Business Days after delivery to the courier service (whichever is earlier), or (e) if otherwise delivered, then upon actual receipt. For any and all purposes related to giving and receiving notices and communications between any Borrower and Administrative Agent and Lenders under any Loan Document, each Borrower hereby irrevocably appoints Access One (and each other Authorized Officer) as its agent to whom Administrative Agent and each Lender may give and from whom Administrative Agent and each Lender may receive all such notices and communications, and Administrative Agent and each Lender is entitled to rely upon (and treat as being properly authorized by Borrowers) any verbal or written notices or communications purportedly received from (or that Administrative Agent or such Lender believes in good faith to be received from) such Authorized Officer.

         10.8. Relationship with Prior Agreements. This Agreement completely and fully supersedes all oral agreements and all other and prior written agreements by and among Borrowers and Administrative Agent and any Lender concerning the terms and conditions of this credit arrangement.

         10.9. Severability. If fulfillment of any provision of or any transaction related to any Loan Document at the time performance is due involves transcending the limit of validity prescribed by applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision of this Agreement operates or would prospectively operate to invalidate this Agreement or any other Loan Document in whole or in part, then such clause or provision only shall be void (as though not contained herein or therein), and the remainder of this Agreement or such other Loan Document shall remain operative and in full force and effect; provided, however, if any such clause or provision pertains to the repayment of any indebtedness hereunder, then the occurrence of any such invalidity shall constitute an immediate Event of Default hereunder.

         10.10. Termination and Survival. All representations, warranties, covenants and other agreements of any Obligor contained in any Loan Document or any other documentation required thereunder will survive the execution and delivery of the Loan Documents and the funding of the Advances hereunder and will continue in full force and effect until terminated in accordance with this Agreement. Upon (a) indefeasible receipt by Administrative Agent of the entire indebtedness and all other amounts then due or owing to Administrative Agent or any Lender under the Loan Documents (without any condition, deduction, offset, netting, counterclaim or reservation of rights), and (b) receipt by Administrative Agent of an instruction from Borrowers to terminate and cancel the Loan Documents, all Commitments and all Facilities thereunder (together with an acknowledgment that neither Administrative Agent nor any Lender will have any further obligations or liabilities under or in connection with any Loan Document), then Administrative Agent (at the written request and expense of Borrowers) will terminate and cancel all Loan Documents (other than the waivers, reinstatement rights, and reimbursement and indemnification protections in favor of Administrative Agent and each Lender under the Loan Documents, which provisions shall survive any such termination of the Loan Documents).

         10.11. Reinstatement. To the maximum extent not prohibited by applicable law, this Agreement and the other Loan Documents (and the indebtedness hereunder and Collateral therefor) will be reinstated and the indebtedness correspondingly increased (as though such payment(s) had not been made) if at any time any amount received by Administrative Agent or any Lender in respect of any Loan Document is rescinded or must otherwise be restored, refunded or returned by Administrative Agent or such Lender to Borrower or any other Person (a) upon or as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Person, or (b) upon or as a result of the appointment of any receiver, intervenor, conservator, trustee or similar official for any Borrower or any other Person or for any substantial part of the assets of any Borrower or any other Person, or (c) for any other reason.

         10.12. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart will be deemed to be an original but all counterparts together will constitute one and the same instrument.

         10.13. Waiver of Suretyship Defenses. Each Borrower hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including lack of attachment or perfection with respect thereto) that it may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its obligations hereunder, under any Loan Document or under any other agreement that it may have or may hereafter enter into with Administrative Agent or any Lender.

         10.14. WAIVER OF LIABILITY. EACH BORROWER (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY BORROWER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND
(B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

         10.15. FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT

ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         10.16. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION
HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

         [BALANCE OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this Credit Facility Agreement, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                   ACCESS ONE COMMUNICATIONS CORP.


By:      /s/  KEVIN GRIFFO                By: /s/  KENNETH BARITZ
         ----------------------------         -----------------------------
Name:    Kevin Griffo                     Name:    Kenneth Baritz
Title:   President                        Title:   Chairman and Chief
                                                   Executive Officer


[CORPORATE SEAL]



ATTEST:                                   THE OTHER PHONE COMPANY, INC.


By:      /s/  KEVIN GRIFFO                By: /s/  KENNETH BARITZ
         ----------------------------         -----------------------------
Name:    Kevin Griffo                     Name:    Kenneth Baritz
Title:   President                        Title:   Chairman and Chief
                                                   Executive Officer


[CORPORATE SEAL]

WITNESS:                                  MCG FINANCE CORPORATION



By:                                       By: /s/  STEVEN F. TUNNEY
         ----------------------------         -----------------------------
                                              Steven F. Tunney, Executive Vice
                                              President and Chief Financial
                                              Officer